UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2016

Date of reporting period:	January 1, 2016 — June 30, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

6|30|16

Semiannual report

Putnam VT
Global Asset Allocation Fund

Putnam INVESTMENTS

Message from the Trustees

Dear Shareholder:

As summer comes to a close, we note that despite multiple headwinds and uncertainties both at home and overseas, the overall trajectory of the equity markets has been somewhat positive so far in 2016.

It is heartening that markets have recovered from various international and domestic challenges. We know volatile markets can be unsettling, but if recent events are any indication, we believe it is important not to overreact to short-term developments and to focus instead on the long term.

We believe the global environment continues to be supportive of stocks. Central banks around the world stand ready to add more stimulus and liquidity, if necessary, while the underpinnings of the U.S. economy remain solid, in our view. Overseas, higher hurdles to growth exist, but we believe that market gyrations may present investment opportunities. Within fixed income, yields have fallen — and in some cases have gone further into negative territory — as investors seek safety from turbulent markets, notably after the United Kingdom’s vote to depart the European Union.

At Putnam, our portfolio managers seek positive returns in every kind of market environment, backed by our network of global analysts and their own experience navigating changing conditions. They, and we, share a deep conviction that an active approach based on fundamental research can play a valuable role in your portfolio. In the following pages, you will find an overview of your fund’s performance for the reporting period ended June 30, 2016, as well as an outlook for the coming months.

As always, it may be helpful for you to consult with your financial advisor, who can assist you in determining if your portfolio remains aligned with your long-term goals, time horizon, and tolerance for risk.

Thank you for investing with Putnam.

Performance summary (as of 6/30/16)

Investment objective

Long-term return consistent with preservation of capital

Net asset value June 30, 2016

Class IA: $15.67	Class IB: $15.85

Total return at net asset value

				Putnam
				Balanced
(as of			Russell 3000	Blended
6/30/16)	Class IA shares*	Class IB shares†	Index	Benchmark

6 months	1.29%	1.16%	3.62%	3.78%

1 year	–0.91	–1.14	2.14	2.39

5 years	45.84	44.01	73.08	45.33
Annualized	7.84	7.57	11.60	7.76

10 years	79.25	75.20	104.11	85.60
Annualized	6.01	5.77	7.40	6.38

Life	697.55	660.67	1,470.61	—
Annualized	7.58	7.40	10.18	—

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

The Putnam Balanced Blended Benchmark is an unmanaged index administered by Putnam Investment Management, LLC, 50% of which is the Russell 3000 Index, 35% of which is the Barclays U.S. Aggregate Bond Index, 10% of which is the MSCI EAFE Index (ND), and 5% of which is the JPMorgan Developed High Yield Index.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Putnam VT Global Asset Allocation Fund 1

Report from your fund’s manager

What was the investment environment like during the six-month reporting period ended June 30, 2016?

In the opening days of 2016, stocks sold off dramatically amid renewed fears about the pace of growth across global markets, uncertainty about future Federal Reserve action, and ongoing concerns about still-low energy prices. After bottoming on February 11, stocks and credit-sensitive bonds staged a broad-based rally through the end of March. Moreover, the rally was helped when Fed policymakers reassured markets that rate hikes would be gradual. Energy prices began to recover, and equities started to rebound as well. Continued easing of monetary policy in the eurozone and Japan also contributed to the rally, as did evidence of solid job growth and stable income growth in the United States. Fixed-income markets were somewhat volatile, but by period-end, both interest-rate-sensitive and credit-sensitive bonds had produced positive results.

In the latter half of the reporting period, a variety of headwinds converged to slow the market’s advance. Weak first-quarter gross domestic product growth, a slowdown in consumer spending, tepid first-quarter earnings, and a pause in the pace of jobs growth led the stock market to lose some of its momentum in April. However, stocks remained positive, achieving their third straight month of gains in May.

Brexit, the United Kingdom’s referendum vote on whether to remain in or leave the European Union [EU], weighed on investor sentiment for much of June. Many had assumed that the United Kingdom would vote to remain in the EU, but on June 23 U.K. voters shocked the world with a 52% to 48% decision in favor of withdrawing from the EU. Following the vote, stocks were down sharply around the world before quickly staging a recovery in the final days of the month.

How did Putnam VT Global Asset Allocation Fund perform during the reporting period?

For the six months ended June 30, 2016, the portfolio’s class IA shares returned 1.29%, compared with 3.78% for its custom, blended benchmark.

We generally seek to outperform our benchmark by focusing on two important considerations: 1.) how to weight the portfolio’s allocations to its multiple asset classes relative to the benchmark; and 2.) implementation and security-selection within each asset class.

During the six-month reporting period, asset allocations in the portfolio were kept close to benchmark weightings. There was one small exception, however, as we kept a slight underweight position in the fund’s exposure to rate-sensitive fixed-income securities, instead investing a portion of assets in out-of-benchmark fixed-income opportunities. Unfortunately, as rates moved generally down, this underweight positioning meant that the fund did not benefit as much from the strength of the rate-sensitive segment of the bond market as it would have had we not kept this underweight position.

The fund’s relative underperformance versus the benchmark was largely driven by security selection. We typically identify stock-selection opportunities using quantitative models that are then validated by informed judgment.

The biggest driver of the fund’s underperformance relative to the benchmark was stock selection within U.S. large-cap equities. We typically employ a quantitative methodology in that asset class to identify what we believe will be solid performers. While that implementation strategy has worked well for the fund in past periods, it underperformed during the first half of 2016. On the positive side, we did benefit from a strategy that emphasizes low beta stock selection as well as stock picking within our developed international value strategy.

How were derivatives used during the reporting period?

During the period, we used a number of derivative instruments that had a positive net effect on fund performance. Futures were used to help manage exposure to market risk, hedge prepayment and interest-rate risks, gain exposure to interest rates, and equitize cash. In addition, forward currency contracts provided a means to help reduce foreign exchange risk and increase the fund’s exposure to currencies. Total return swaps were used to help hedge sector exposure, to manage exposure to specific sectors, securities, or industries, and to gain exposure to a basket of securities as well as specific markets, sectors, countries, or industries. Interest-rate swaps were used to help mitigate against interest rate and prepayment risks and gain exposure to interest rates. Credit default swaps were used in an effort to hedge credit and market risks, in addition to increasing the fund’s exposure to individual holdings and/or baskets of securities.

What is your outlook for the fund and economy?

A fair amount of anxiety permeated the markets at period end, with concerns about future Fed action, eurozone growth, terrorism attacks, and the U.S. presidential campaign weighing on investor sentiment. The market dislikes uncertainty and would likely benefit from the resolution of some of these concerns.

That said, as we enter the second half of the year, with the U.S. presidential election looming, we expect lower asset class returns and heightened volatility. Moreover, we believe the global macroeconomic headwinds that we have faced in the recent past are likely to remain with us through the balance of the year. Global economic growth has remained slow, with economic regions outside the United States continuing to rely on accommodative monetary policy for support. For those and other reasons, we believe the investment environment going forward is likely to remain volatile, and it is our expectation that this volatility will continue to offer investment opportunities.

As we look at the equity space, we believe there is some reason for optimism given the Fed’s measured stance on monetary policy. However, we recognize that the rally in equities is now in its seventh year, which, in our view, could put valuation pressure on that asset class. As those and other factors play out, we expect to take advantage of what we believe to be tactical opportunities by selectively adding to holdings on market pullbacks, for example, and taking profits on rallies.

2 Putnam VT Global Asset Allocation Fund

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Your fund’s managers

Portfolio Manager James A. Fetch is a Co-Head of Global Asset Allocation at Putnam. He has been in the investment industry since he joined Putnam in 1994.

In addition to James, your fund’s managers are Robert J. Kea, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Putnam VT Global Asset Allocation Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 1/1/16 to 6/30/16. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB

Total annual operating expenses for the fiscal year
ended 12/31/15	0.87%	1.12%

Annualized expense ratio for the six-month period
ended 6/30/16	0.86%	1.11%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 6/30/16		for the 6 months ended 6/30/16

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$4.30	$5.55	$4.32	$5.57

Ending value
(after expenses)	$1,012.90	$1,011.60	$1,020.59	$1,019.34

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/16. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4 Putnam VT Global Asset Allocation Fund

The fund’s portfolio 6/30/16 (Unaudited)

COMMON STOCKS (55.8%)*	Shares	Value

Basic materials (2.0%)
Aceto Corp.	435	$9,522

Akzo Nobel NV (Netherlands)	755	47,499

Amcor, Ltd. (Australia)	3,292	36,817

American Vanguard Corp. †	1,820	27,500

Asahi Kasei Corp. (Japan)	5,000	34,648

Axalta Coating Systems, Ltd. †	5,500	145,915

BASF SE (Germany)	2,020	154,100

Beacon Roofing Supply, Inc. †	762	34,648

BHP Billiton, Ltd. (Australia)	1,986	28,286

Boliden AB (Sweden)	466	9,053

Cabot Corp.	1,229	56,116

Cambrex Corp. †	625	32,331

Chemtura Corp. †	963	25,404

Chicago Bridge & Iron Co. NV	599	20,743

CIMIC Group, Ltd. (Australia)	880	23,568

Compagnie De Saint-Gobain (France)	216	8,269

Continental Building Products, Inc. †	1,639	36,435

Covestro AG (Germany)	253	11,274

CRH PLC (Ireland)	306	8,824

Daicel Corp. (Japan)	1,200	12,411

Dominion Diamond Corp. (Canada)	710	6,276

Domtar Corp.	527	18,450

Dow Chemical Co. (The)	321	15,957

Ems-Chemie Holding AG (Switzerland)	46	23,788

Evonik Industries AG (Germany)	1,092	32,503

Fortescue Metals Group, Ltd. (Australia)	5,452	14,674

Glencore PLC (United Kingdom)	9,821	20,066

Golden Agri-Resources, Ltd. (Singapore)	39,700	10,409

Graphic Packaging Holding Co.	9,600	120,384

Hitachi Chemical Co., Ltd. (Japan)	1,400	25,952

Hitachi Metals, Ltd. (Japan)	600	6,071

Innophos Holdings, Inc.	374	15,787

KapStone Paper and Packaging Corp.	1,135	14,766

Koppers Holdings, Inc. †	1,614	49,598

Kraton Performance Polymers, Inc. †	461	12,876

Kumagai Gumi Co., Ltd. (Japan)	11,000	30,963

Kuraray Co., Ltd. (Japan)	1,800	21,407

LSB Industries, Inc. †	341	4,119

LyondellBasell Industries NV Class A	10,300	766,526

Minerals Technologies, Inc.	502	28,514

Mitsubishi Gas Chemical Co., Inc. (Japan)	3,000	15,561

Mitsubishi Materials Corp. (Japan)	8,000	19,055

Newcrest Mining, Ltd. (Australia) †	371	6,380

Nippon Steel & Sumitomo Metal Corp. (Japan)	1,400	26,752

Northern Star Resources, Ltd. (Australia)	4,160	15,361

Orion Engineered Carbons SA (Luxembourg)	1,246	19,799

Patrick Industries, Inc. †	834	50,282

Reliance Steel & Aluminum Co.	1,500	115,350

Rio Tinto PLC (United Kingdom)	418	12,920

Salmar ASA (Norway)	419	12,512

Sealed Air Corp.	6,200	285,014

Sika AG (Switzerland)	6	25,099

Skanska AB (Sweden)	2,956	61,648

Smurfit Kappa Group PLC (Ireland)	795	17,622

COMMON STOCKS (55.8%)* cont.	Shares	Value

Basic materials cont.
Stora Enso OYJ Class R (Finland)	5,274	$42,496

Taisei Corp. (Japan)	3,000	24,464

Tokyo Electric Power Company Holdings, Inc.
(Norway) S	2,942	24,579

Trex Co., Inc. †	186	8,355

U.S. Concrete, Inc. †	469	28,567

UPM-Kymmene OYJ (Finland)	2,520	46,196

voestalpine AG (Austria)	679	22,721

Yara International ASA (Norway)	1,745	55,400

		2,938,582
Capital goods (3.6%)
ACS Actividades de Construccion y Servicios SA
(Rights) (Spain) †	1,223	859

ACS Actividades de Construccion y Servicios SA
(Spain)	1,223	33,512

Airbus Group SE (France)	509	29,557

Allegion PLC (Ireland)	1,800	124,974

Allison Transmission Holdings, Inc.	12,000	338,760

Altra Industrial Motion Corp.	741	19,992

American Axle & Manufacturing Holdings, Inc. †	1,395	20,200

Applied Optoelectronics, Inc. † S	2,091	23,315

Argan, Inc.	881	36,755

AZZ, Inc.	298	17,874

B/E Aerospace, Inc.	3,200	147,760

BAE Systems PLC (United Kingdom)	1,553	10,889

Boeing Co. (The)	9,000	1,168,830

BWX Technologies, Inc.	2,500	89,425

Carlisle Cos., Inc.	900	95,112

Chase Corp.	231	13,645

Cooper-Standard Holding, Inc. †	427	33,729

Crown Holdings, Inc. †	10,000	506,700

Cubic Corp.	452	18,152

dorma + kaba Holding AG Class B (Switzerland)	45	31,396

Douglas Dynamics, Inc.	372	9,572

Dycom Industries, Inc. †	928	83,297

General Dynamics Corp.	1,100	153,164

Greenbrier Cos., Inc. (The)	674	19,634

H&E Equipment Services, Inc.	1,495	28,450

Hitachi High-Technologies Corp. (Japan)	700	19,067

IDEX Corp.	1,100	90,310

JTEKT Corp (Japan)	1,100	12,402

Kadant, Inc.	566	29,155

KBR, Inc.	2,500	33,100

Koito Manufacturing Co., Ltd. (Japan)	200	9,153

Kone OYJ Class B (Finland)	222	10,250

Kratos Defense & Security Solutions, Inc. †	2,745	11,255

Leggett & Platt, Inc.	1,000	51,110

Littelfuse, Inc.	237	28,011

MasTec, Inc. †	2,424	54,104

Matrix Service Co. †	692	11,411

Mitsubishi Electric Corp. (Japan)	8,000	94,857

Mobileye NV (Israel) †	446	20,578

MSA Safety, Inc.	256	13,448

NN, Inc.	1,262	17,655

Northrop Grumman Corp.	200	44,456

NSK, Ltd. (Japan)	1,200	8,876

Orbital ATK, Inc.	1,910	162,617

Putnam VT Global Asset Allocation Fund 5

COMMON STOCKS (55.8%)* cont.	Shares	Value

Capital goods cont.
OSRAM Licht AG (Germany)	761	$39,328

Owens-Illinois, Inc. †	849	15,290

Raytheon Co.	2,400	326,280

Roper Technologies, Inc.	800	136,448

Schindler Holding AG (Switzerland)	216	39,141

Spirit AeroSystems Holdings, Inc. Class A †	3,200	137,600

Standex International Corp.	296	24,458

Stoneridge, Inc. †	1,383	20,662

Sumitomo Heavy Industries, Ltd. (Japan)	2,000	8,729

Sweco AB Class B (Sweden)	517	8,950

Tetra Tech, Inc.	1,487	45,718

Thales SA (France)	566	47,502

Trinseo SA † S	1,741	74,741

Vinci SA (France)	2,254	160,534

Wabash National Corp. †	2,589	32,880

Waste Management, Inc.	4,800	318,096

Xylem, Inc.	2,900	129,485

Zodiac Aerospace (France)	311	7,318

		5,350,528
Communication services (2.2%)
ACC Claims Holding, LLC Class A (Units) † F	45,210	271

BCE, Inc. (Canada)	235	11,121

BT Group PLC (United Kingdom)	9,537	52,662

CalAmp Corp. †	752	11,137

Cellnex Telecom SAU 144A (Spain)	1,319	20,689

Cogent Communications Holdings, Inc.	592	23,716

Com Hem Holding AB (Sweden)	4,239	35,928

Eutelsat Communications SA (France)	435	8,291

Frontier Communications Corp.	4,022	19,869

IDT Corp. Class B	607	8,613

Inteliquent, Inc.	1,368	27,210

InterDigital, Inc./PA	446	24,833

Juniper Networks, Inc.	20,700	465,543

KDDI Corp. (Japan)	2,200	66,971

Liberty Global PLC Ser. C (United Kingdom) †	300	8,595

Liberty Global PLC LiLAC Class C
(United Kingdom) †	5	176

NeuStar, Inc. Class A †	257	6,042

Nippon Telegraph & Telephone Corp. (Japan)	3,600	168,997

NTT DoCoMo, Inc. (Japan)	3,100	83,415

Numericable-SFR SA (France)	700	17,718

Orange SA (France)	4,988	81,474

PCCW, Ltd. (Hong Kong)	33,000	22,145

ShoreTel, Inc. †	1,597	10,684

Sky PLC (United Kingdom)	7,222	81,972

Spark New Zealand, Ltd. (New Zealand)	5,418	13,731

Telecom Italia SpA RSP (Italy)	44,191	28,432

Telenor ASA (Norway)	1,244	20,547

Telstra Corp., Ltd. (Australia)	11,726	48,800

Ubiquiti Networks, Inc. †	289	11,173

Verizon Communications, Inc.	30,121	1,681,957

Vocus Communications, Ltd. (Australia)	2,108	13,589

Vodafone Group PLC (United Kingdom)	24,896	75,788

		3,152,089
Conglomerates (0.1%)
Mitsubishi Corp. (Japan)	900	15,736

Orkla ASA (Norway)	4,174	36,972

COMMON STOCKS (55.8%)* cont.	Shares	Value

Conglomerates cont.
Siemens AG (Germany)	1,412	$144,643

Tyco International PLC	521	22,195

		219,546
Consumer cyclicals (8.9%)
Amazon.com, Inc. †	1,028	735,657

Ardent Leisure Group (Units) (Australia)	5,157	7,273

Aristocrat Leisure, Ltd. (Australia)	2,974	30,730

Basso Industry Corp. (Taiwan)	7,000	19,940

Berkeley Group Holdings PLC (United Kingdom)	634	21,583

Big Lots, Inc.	437	21,898

Boral, Ltd. (Australia)	5,581	26,153

Boyd Gaming Corp. †	681	12,530

Brambles, Ltd. (Australia)	9,476	87,929

CaesarStone Sdot-Yam, Ltd. (Israel) † S	765	26,591

Caleres, Inc.	913	22,104

Carter’s, Inc.	3,400	361,998

Cedar Fair LP	448	25,903

Children’s Place, Inc. (The)	256	20,526

Christian Dior SA (France)	81	13,121

Cie Generale des Etablissements Michelin (France)	281	26,620

Clorox Co. (The)	2,900	401,331

Compass Group PLC (United Kingdom)	6,563	125,101

comScore, Inc. †	231	5,516

Continental AG (Germany)	93	17,477

Cooper Tire & Rubber Co.	888	26,480

Cox & Kings, Ltd. (India)	4,703	11,771

Criteo SA ADR (France) †	401	18,414

Ctrip.com International, Ltd. ADR (China) †	225	9,270

Dai Nippon Printing Co., Ltd. (Japan)	9,000	99,958

Daimler AG (Registered Shares) (Germany)	208	12,404

Dalata Hotel Group PLC (Ireland) †	5,284	21,315

Deluxe Corp.	1,108	73,538

Diamond Resorts International, Inc. † S	1,297	38,858

Discovery Communications, Inc. Class A † S	29,100	734,193

DSW, Inc. Class A	718	15,207

Electrolux AB (Sweden)	390	10,592

Ennis, Inc.	758	14,538

Ethan Allen Interiors, Inc.	1,296	42,820

Experian PLC (United Kingdom)	1,375	26,118

Express, Inc. †	1,546	22,432

Fiat Chrysler Automobiles NV (Italy)	10,827	66,836

Flight Centre Travel Group, Ltd. (Australia)	1,212	28,752

Fuji Heavy Industries, Ltd. (Japan)	1,200	41,079

Global Mediacom Tbk PT (Indonesia)	217,800	16,325

Global Payments, Inc.	6,300	449,694

Goodyear Tire & Rubber Co. (The)	7,117	182,622

Hakuhodo DY Holdings, Inc. (Japan)	1,000	11,927

Harvey Norman Holdings, Ltd. (Australia)	16,858	58,447

Hino Motors, Ltd. (Japan)	1,300	12,864

Home Depot, Inc. (The)	10,700	1,366,283

ICF International, Inc. †	1,058	43,272

IMAX Corp. (Canada) †	463	13,649

Industrivarden AB Class A (Sweden)	1,960	34,218

Interpublic Group of Cos., Inc. (The)	1,400	32,340

ITV PLC (United Kingdom)	16,925	40,885

KAR Auction Services, Inc.	4,500	187,830

Kia Motors Corp. (South Korea)	544	20,489

6 Putnam VT Global Asset Allocation Fund

COMMON STOCKS (55.8%)* cont.	Shares	Value

Consumer cyclicals cont.
Kingfisher PLC (United Kingdom)	19,062	$82,281

Lagardere SCA (France)	607	13,323

Landauer, Inc.	343	14,118

Lear Corp.	2,000	203,520

LendingTree, Inc. †	217	19,168

LGI Homes, Inc. † S	1,681	53,691

Liberty Braves Group Class A †	360	5,414

Liberty Interactive Corp. Class A †	2,000	50,740

Liberty Media Group Class A †	900	17,226

Liberty SiriusXM Group Class A †	3,500	109,760

Lions Gate Entertainment Corp.	1,287	26,036

Live Nation Entertainment, Inc. †	476	11,186

Lowe’s Cos., Inc.	13,800	1,092,546

Luxottica Group SpA (Italy)	462	22,511

Macy’s, Inc.	4,900	164,689

Madison Square Garden Co. (The) Class A †	200	34,502

Malibu Boats, Inc. Class A †	582	7,031

Marcus Corp. (The)	764	16,120

Marks & Spencer Group PLC (United Kingdom)	8,295	35,269

Marriott Vacations Worldwide Corp.	314	21,506

Masco Corp.	14,000	433,160

Mazda Motor Corp. (Japan)	2,700	36,163

MCBC Holdings, Inc.	1,026	11,337

MGM China Holdings, Ltd. (Hong Kong)	8,800	11,451

MSG Networks, Inc. Class A †	2,300	35,282

National CineMedia, Inc.	1,643	25,434

News Corp. Class A	10,300	116,905

Nexstar Broadcasting Group, Inc. Class A	310	14,750

NIKE, Inc. Class B	7,700	425,040

Nintendo Co., Ltd. (Japan)	300	42,806

Nippon Television Holdings, Inc. (Japan)	1,300	21,295

Nissan Motor Co., Ltd. (Japan)	2,500	22,527

Oxford Industries, Inc.	277	15,684

Panasonic Corp. (Japan)	1,900	16,440

Pandora A/S (Denmark)	52	7,059

Penn National Gaming, Inc. †	2,159	30,118

Peugeot SA (France) †	1,833	22,327

PGT, Inc. †	3,436	35,391

Pitney Bowes, Inc.	787	14,009

ProSiebenSat.1 Media SE (Germany) †	204	8,908

Publicis Groupe SA (France)	177	11,991

PVH Corp.	3,000	282,690

Quanta Services, Inc. †	10,974	253,719

RE/MAX Holdings, Inc. Class A	985	39,656

Reed Elsevier PLC (United Kingdom)	1,833	33,774

Regal Entertainment Group Class A S	1,617	35,639

Regus PLC (United Kingdom)	7,021	27,083

Renault SA (France)	699	53,263

Restoration Hardware Holdings, Inc. †	451	12,935

RTL Group SA (Belgium)	57	4,649

Scotts Miracle-Gro Co. (The) Class A	1,000	69,910

ServiceMaster Global Holdings, Inc. †	3,300	131,340

Shimamura Co., Ltd. (Japan)	100	14,762

Sinclair Broadcast Group, Inc. Class A	660	19,708

Sirius XM Holdings, Inc. † S	90,000	355,500

Six Flags Entertainment Corp.	2,600	150,670

SJM Holdings, Ltd. (Hong Kong)	23,000	14,093

COMMON STOCKS (55.8%)* cont.	Shares	Value

Consumer cyclicals cont.
Steven Madden, Ltd. †	597	$20,405

Stroeer SE & Co. KGaA (Germany) S	301	13,777

TABCORP Holdings, Ltd. (Australia)	3,549	12,134

Takashimaya Co., Ltd. (Japan)	2,000	14,279

Taylor Wimpey PLC (United Kingdom)	6,191	11,061

Thor Industries, Inc.	700	45,318

Toppan Printing Co., Ltd. (Japan)	5,000	42,864

TransUnion †	1,200	40,128

Travelport Worldwide, Ltd.	1,304	16,809

Tribune Media Co. Class A	1,300	50,934

TUI AG (London Exchange) (Germany)	1,090	12,375

Urban Outfitters, Inc. †	3,300	90,750

Valeo SA (France)	1,071	47,834

Viacom, Inc. Class B	3,700	153,439

Vista Outdoor, Inc. †	1,117	53,314

Visteon Corp.	2,100	138,201

Volkswagen AG (Preference) (Germany)	33	3,966

Wal-Mart de Mexico SAB de CV (Mexico)	6,548	15,752

Wal-Mart Stores, Inc.	17,800	1,299,756

William Hill PLC (United Kingdom)	5,344	18,510

Wolters Kluwer NV (Netherlands)	1,218	49,774

Wolverine World Wide, Inc.	1,238	25,156

World Fuel Services Corp.	1,200	56,988

WPP PLC (United Kingdom)	8,537	177,251

Yamaha Motor Co., Ltd. (Japan)	1,300	19,686

Zee Entertainment Enterprises, Ltd. (India)	3,018	20,495

		13,104,462
Consumer staples (5.2%)
Altria Group, Inc.	15,800	1,089,568

Anheuser-Busch InBev SA/NV (Belgium)	712	93,592

Ashtead Group PLC (United Kingdom)	2,336	33,524

Associated British Foods PLC (United Kingdom)	1,431	51,885

Barry Callebaut AG (Switzerland)	29	35,617

Brinker International, Inc.	571	25,998

British American Tobacco PLC (United Kingdom)	2,656	172,827

Buffalo Wild Wings, Inc. †	99	13,756

Bunge, Ltd.	1,500	88,725

Campbell Soup Co.	5,700	379,221

Cheesecake Factory, Inc. (The)	331	15,934

Coca-Cola Amatil, Ltd. (Australia)	16,049	99,043

Coca-Cola European Partners PLC (United Kingdom)	7,300	260,537

ConAgra Foods, Inc.	700	33,467

Dean Foods Co.	854	15,449

Delhaize Group (Belgium)	616	65,089

Delivery Hero Holding GmbH (acquired 6/12/15,
cost $15,404) (Private) (Germany) † ∆∆ F	2	12,501

Dr. Pepper Snapple Group, Inc.	8,500	821,355

Edgewell Personal Care Co. †	1,500	126,615

Energizer Holdings, Inc.	1,900	97,831

Estee Lauder Cos., Inc. (The) Class A	4,300	391,386

FTD Cos., Inc. †	1,113	27,780

G-III Apparel Group, Ltd. †	403	18,425

Geo Group, Inc. (The) R	923	31,548

Hain Celestial Group, Inc. (The) †	378	18,806

Heineken Holding NV (Netherlands)	313	25,568

Henkel AG & Co. KGaA (Preference) (Germany)	415	50,464

Hormel Foods Corp.	1,000	36,600

Imperial Brands PLC (United Kingdom)	2,773	150,532

Putnam VT Global Asset Allocation Fund 7

COMMON STOCKS (55.8%)* cont.	Shares	Value

Consumer staples cont.
ITOCHU Corp. (Japan)	3,600	$43,742

J Sainsbury PLC (United Kingdom)	9,976	30,938

Japan Tobacco, Inc. (Japan)	1,600	64,097

Jardine Cycle & Carriage, Ltd. (Singapore)	1,400	38,413

John B. Sanfilippo & Son, Inc.	434	18,501

Kao Corp. (Japan)	2,000	115,418

Kerry Group PLC Class A (Ireland)	592	52,599

Koninklijke Ahold NV (Netherlands)	5,141	114,326

Kroger Co. (The)	11,200	412,048

MEIJI Holdings Co., Ltd. (Japan)	200	20,306

METRO AG (Germany)	1,073	32,824

Nestle SA (Switzerland)	1,431	110,381

Nomad Foods, Ltd. (United Kingdom) †	1,781	14,212

Nutraceutical International Corp. †	429	9,931

Omega Protein Corp. †	1,368	27,346

On Assignment, Inc. †	870	32,147

Paylocity Holding Corp. †	235	10,152

PepsiCo, Inc.	9,400	995,836

Philip Morris International, Inc.	233	23,701

Reckitt Benckiser Group PLC (United Kingdom)	523	52,617

S Foods, Inc. (Japan)	400	10,687

SABMiller PLC (United Kingdom)	330	19,238

Sanderson Farms, Inc. S	415	35,956

Seven & i Holdings Co., Ltd. (Japan)	200	8,350

Shiseido Co., Ltd. (Japan)	200	5,157

SpartanNash Co.	890	27,216

Stamps.com, Inc. †	161	14,075

Starbucks Corp.	12,300	702,576

Svenska Cellulosa AB SCA Class B (Sweden)	581	18,527

Team Health Holdings, Inc. †	190	7,727

Unilever NV ADR (Netherlands)	320	14,918

Unilever PLC (United Kingdom)	908	43,554

Vector Group, Ltd. S	1,193	26,747

Vina Concha y Toro SA ADR (Chile)	284	9,014

WH Group, Ltd. 144A (Hong Kong)	65,000	51,431

WM Morrison Supermarkets PLC (United Kingdom)	3,643	9,138

Wolseley PLC (United Kingdom)	467	24,202

Woolworths, Ltd. (Australia)	1,355	21,274

X5 Retail Group NV GDR (Russia) †	686	13,620

		7,566,585
Energy (3.1%)
BP PLC (United Kingdom)	6,897	40,274

Callon Petroleum Co. †	2,120	23,808

CVR Energy, Inc. S	1,500	23,250

Diamondback Energy, Inc. †	128	11,675

EnCana Corp. (Canada)	1,079	8,393

Ensco PLC Class A (United Kingdom)	5,300	51,463

EOG Resources, Inc.	275	22,941

Exxon Mobil Corp.	1,704	159,733

Gulfport Energy Corp. †	387	12,098

Halliburton Co.	12,100	548,009

HollyFrontier Corp.	3,900	92,703

Idemitsu Kosan Co., Ltd. (Japan)	1,000	21,562

Lone Pine Resources Canada, Ltd. (Canada) † F	2,494	25

Lone Pine Resources, Inc. Class A (Canada) † F	2,494	25

Nabors Industries, Ltd.	17,400	174,870

Neste Oil OYJ (Finland)	1,161	41,597

COMMON STOCKS (55.8%)* cont.	Shares	Value

Energy cont.
Newfield Exploration Co. †	4,200	$185,556

Norsk Hydro ASA (Norway)	5,878	21,483

Northern Oil and Gas, Inc. †	2,248	10,386

Occidental Petroleum Corp.	14,600	1,103,176

OMV AG (Austria)	3,279	91,858

Repsol YPF SA (Spain)	1,788	22,683

Rowan Cos. PLC Class A	9,000	158,940

Royal Dutch Shell PLC Class A (United Kingdom)	2,761	75,385

Royal Dutch Shell PLC Class A (United Kingdom)	1,854	50,848

Royal Dutch Shell PLC Class B (United Kingdom)	3,256	89,538

Schlumberger, Ltd.	7,500	593,100

Suncor Energy, Inc. (Canada)	758	21,028

Technip SA (France)	131	7,125

Tesoro Corp.	4,000	299,680

Total SA (France)	4,113	198,336

Valero Energy Corp.	6,400	326,400

Vestas Wind Systems A/S (Denmark)	1,009	68,475

Whiting Petroleum Corp. †	267	2,472

Woodside Petroleum, Ltd. (Australia)	1,868	37,865

		4,596,760
Financials (9.9%)
3i Group PLC (United Kingdom)	16,178	120,409

Access National Corp.	493	9,618

Admiral Group PLC (United Kingdom)	838	22,873

Aegon NV (Netherlands)	3,275	13,063

AerCap Holdings NV (Ireland) †	400	13,436

AG Mortgage Investment Trust, Inc. R	299	4,318

Ageas (Belgium)	436	15,064

Agree Realty Corp. R	498	24,024

AIA Group, Ltd. (Hong Kong)	12,200	73,515

Allianz SE (Germany)	996	141,902

Allied World Assurance Co. Holdings AG	2,565	90,134

Allstate Corp. (The)	8,600	601,570

American Capital Agency Corp. R	10,700	212,074

American Equity Investment Life Holding Co.	1,553	22,130

American Financial Group, Inc.	1,000	73,930

Ameriprise Financial, Inc.	3,400	305,490

Amtrust Financial Services, Inc.	1,346	32,977

Anicom Holdings, Inc. (Japan)	800	22,405

Annaly Capital Management, Inc. R	23,500	260,145

Apartment Investment & Management Co. Class A R	2,500	110,400

Apollo Commercial Real Estate Finance, Inc. R	753	12,101

Arbor Realty Trust, Inc. R	2,936	21,110

Arlington Asset Investment Corp. Class A	344	4,475

ARMOUR Residential REIT, Inc. R	199	3,980

Ashford Hospitality Trust, Inc. R	1,853	9,951

Aspen Insurance Holdings, Ltd.	1,200	55,656

Australia & New Zealand Banking Group, Ltd.
(Australia)	1,036	18,889

Aviva PLC (United Kingdom)	3,428	18,423

AXA SA (France)	5,316	106,796

Banc of California, Inc.	612	11,077

Banco Latinoamericano de Comercio Exterior SA
Class E (Panama)	1,111	29,442

Banco Santander SA (Spain)	20,339	79,188

Bank of Ireland (Ireland) †	35,826	7,466

Bank of New York Mellon Corp. (The)	10,500	407,925

8 Putnam VT Global Asset Allocation Fund

COMMON STOCKS (55.8%)* cont.	Shares	Value

Financials cont.
Bank of Queensland, Ltd. (Australia)	1,019	$8,117

BNP Paribas SA/New York, NY (France)	2,654	119,318

BofI Holding, Inc. † S	1,196	21,181

Brandywine Realty Trust R	1,094	18,379

Broadridge Financial Solutions, Inc.	1,400	91,280

Camden Property Trust R	1,500	132,630

Cardinal Financial Corp.	970	21,282

Cardtronics, Inc. †	646	25,717

CBL & Associates Properties, Inc. R	662	6,163

CBRE Group, Inc. Class A †	12,200	323,056

Challenger, Ltd. (Australia)	7,631	49,538

Chesapeake Lodging Trust R	964	22,413

Chimera Investment Corp. R	7,398	116,149

Chubb, Ltd.	130	16,992

Citigroup, Inc.	18,000	763,020

Citizens & Northern Corp.	628	12,698

CNO Financial Group, Inc.	1,232	21,511

CNP Assurances (France)	2,600	38,536

Colony Capital, Inc. Class A R	869	13,339

Communications Sales & Leasing, Inc. R	1,829	52,858

Community Healthcare Trust, Inc. R	794	16,785

Concordia Financial Group, Ltd. (Japan) †	8,100	31,695

CoreLogic, Inc. †	1,900	73,112

Credicorp, Ltd. (Peru)	109	16,822

Credit Suisse Group AG (Switzerland)	474	5,051

Customers Bancorp, Inc. †	1,306	32,820

CYS Investments, Inc. R	944	7,901

Daiwa Securities Group, Inc. (Japan)	2,000	10,512

Danske Bank A/S (Denmark)	382	10,123

DNB ASA (Norway)	543	6,565

Duke Realty Corp. R	2,800	74,648

E*Trade Financial Corp. †	13,290	312,182

East West Bancorp, Inc.	886	30,283

Employers Holdings, Inc.	1,582	45,910

Encore Capital Group, Inc. †	423	9,953

Enterprise Financial Services Corp.	412	11,491

EPR Properties R	283	22,832

Equity Lifestyle Properties, Inc. R	1,100	88,055

Essent Group, Ltd. †	697	15,202

Eurazeo SA (France)	144	8,595

Euronext NV 144A (France)	129	4,779

Farmers Capital Bank Corp.	449	12,280

FCB Financial Holdings, Inc. Class A †	963	32,742

Federal Agricultural Mortgage Corp. Class C	447	15,565

Federated National Holding Co.	1,516	28,865

Fidelity Southern Corp.	1,338	20,966

Financial Institutions, Inc.	647	16,867

First BanCorp. (Puerto Rico) †	9,203	36,536

First Community Bancshares, Inc.	615	13,801

First Industrial Realty Trust R	596	16,581

FirstMerit Corp.	761	15,425

Flagstar Bancorp, Inc. †	615	15,012

Flushing Financial Corp.	632	12,564

Foxtons Group PLC (United Kingdom)	8,317	12,267

Franklin Financial Network, Inc. †	490	15,366

Fukuoka Financial Group, Inc. (Japan)	5,000	16,445

COMMON STOCKS (55.8%)* cont.	Shares	Value

Financials cont.
General Growth Properties R	8,400	$250,488

Genworth Financial, Inc. Class A †	2,347	6,055

Goodman Group (Australia) R	12,150	64,767

Great Southern Bancorp, Inc.	548	20,260

Grupo Financiero Banorte SAB de CV (Mexico)	4,585	25,625

Hang Lung Group, Ltd. (Hong Kong)	3,000	9,038

Hanmi Financial Corp.	1,276	29,973

HCI Group, Inc.	316	8,620

Heartland Financial USA, Inc.	437	15,422

Heritage Insurance Holdings, Inc.	1,106	13,239

Hersha Hospitality Trust R	499	8,558

Hibernia REIT PLC (Ireland) R	30,859	46,044

Horizon Bancorp	480	12,067

Housing Development Finance Corp., Ltd.
(HDFC) (India)	1,314	24,518

HSBC Holdings PLC (United Kingdom)	17,677	110,429

Iida Group Holdings Co., Ltd. (Japan)	500	10,184

ING Groep NV GDR (Netherlands)	3,974	41,305

Invesco Mortgage Capital, Inc. R	480	6,571

Investor AB Class B (Sweden)	3,370	112,737

Investors Real Estate Trust R	1,344	8,696

Japan Hotel REIT Investment Corp (Japan) R	44	36,987

Jones Lang LaSalle, Inc.	600	58,470

JPMorgan Chase & Co.	25,043	1,556,172

Kennedy-Wilson Holdings, Inc.	1,066	20,211

Kerry Properties, Ltd. (Hong Kong)	12,500	30,838

KKR & Co. LP	791	9,761

Lakeland Bancorp, Inc.	1,639	18,652

Lazard, Ltd. Class A	659	19,625

Legal & General Group PLC (United Kingdom)	2,606	6,755

Lend Lease Group (Australia)	4,015	38,076

Lexington Realty Trust R	2,599	26,276

Lincoln National Corp.	7,100	275,267

Link REIT (The) (Hong Kong) R	1,000	6,841

Lloyds Banking Group PLC (United Kingdom)	6,044	4,444

LTC Properties, Inc. R	698	36,108

Macquarie Group, Ltd. (Australia)	248	12,898

Maiden Holdings, Ltd. (Bermuda)	1,068	13,072

MainSource Financial Group, Inc.	959	21,146

Meta Financial Group, Inc.	356	18,142

Metro Bank PLC (United Kingdom) †	765	18,570

MFA Financial, Inc. R	12,683	92,205

Mid-America Apartment Communities, Inc. R	1,200	127,680

Mitsubishi UFJ Financial Group, Inc. (Japan)	22,900	102,073

Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	17,100	65,326

Mitsui Fudosan Co., Ltd. (Japan)	2,000	45,656

Mizuho Financial Group, Inc. (Japan)	77,800	111,385

Morgan Stanley	23,400	607,932

Muenchener Rueckversicherungs-Gesellschaft AG in
Muenchen (Germany)	550	91,921

National Health Investors, Inc. R	703	52,788

Natixis SA (France)	3,755	14,422

Nelnet, Inc. Class A	719	24,985

New World Development Co., Ltd. (Hong Kong)	53,000	53,839

NN Group NV (Netherlands)	1,270	35,282

Nomura Real Estate Holdings, Inc. (Japan)	1,200	20,879

One Liberty Properties, Inc. R	651	15,526

Putnam VT Global Asset Allocation Fund 9

COMMON STOCKS (55.8%)* cont.	Shares	Value

Financials cont.
Oppenheimer Holdings, Inc. Class A	646	$9,987

Opus Bank	558	18,860

ORIX Corp. (Japan)	5,700	72,786

Pacific Premier Bancorp, Inc. †	597	14,328

PacWest Bancorp	256	10,184

Partners Group Holding AG (Switzerland)	39	16,723

PennyMac Financial Services, Inc. Class A †	19	237

Peoples Bancorp, Inc.	598	13,030

Permanent TSB Group Holdings PLC (Ireland) †	7,970	15,005

Persimmon PLC (United Kingdom)	657	12,821

Popular, Inc. (Puerto Rico)	4,455	130,532

Prudential Financial, Inc.	10,000	713,400

Prudential PLC (United Kingdom)	2,452	41,772

Raiffeisen Bank International AG (Austria) †	794	9,993

Ramco-Gershenson Properties Trust R	754	14,786

Realogy Holdings Corp. †	5,600	162,512

Regions Financial Corp.	20,700	176,157

Reinsurance Group of America, Inc.	1,000	96,990

Republic Bancorp, Inc. Class A	391	10,803

Resona Holdings, Inc. (Japan)	16,800	61,198

SCOR SE (France)	401	12,080

Sekisui Chemical Co., Ltd. (Japan)	900	11,032

Select Income REIT R	488	12,683

Shriram Transport Finance Co., Ltd. (India)	1,249	22,314

Simon Property Group, Inc. R	700	151,830

Skandinaviska Enskilda Banken AB (Sweden)	930	8,082

Societe Generale SA (France)	1,957	61,847

St James’s Place PLC (United Kingdom)	1,195	12,800

STAG Industrial, Inc. R	665	15,834

Starwood Property Trust, Inc. R	7,500	155,400

Sumitomo Mitsui Financial Group, Inc. (Japan)	4,200	120,415

Sumitomo Mitsui Trust Holdings, Inc. (Japan)	7,000	22,654

Sumitomo Warehouse Co., Ltd. (The) (Japan)	3,000	14,870

Summit Hotel Properties, Inc. R	1,676	22,190

Sun Hung Kai Properties, Ltd. (Hong Kong)	1,000	12,048

Suruga Bank, Ltd. (Japan)	300	6,774

Surya Semesta Internusa Tbk PT (Indonesia)	104,400	4,941

Swedbank AB Class A (Sweden)	453	9,476

Swiss Life Holding AG (Switzerland)	259	59,832

Swiss Re AG (Switzerland)	1,513	132,276

Synchrony Financial †	23,900	604,192

Talmer Bancorp, Inc. Class A	1,028	19,707

TCF Financial Corp.	1,658	20,974

Turkiye Garanti Bankasi AS (Turkey)	5,413	14,444

Two Harbors Investment Corp. R	8,100	69,336

UBS Group AG (Switzerland)	1,502	19,434

United Community Banks, Inc.	632	11,559

United Insurance Holdings Corp.	2,226	36,462

Universal Health Realty Income Trust R	168	9,606

Virgin Money Holdings UK PLC (United Kingdom)	2,536	8,517

Voya Financial, Inc.	7,100	175,796

WageWorks, Inc. †	250	14,953

Wells Fargo & Co.	8,785	415,794

Western Alliance Bancorp †	871	28,438

Wharf Holdings, Ltd. (The) (Hong Kong)	2,000	12,236

Wheelock and Co., Ltd. (Hong Kong)	12,000	56,521

Woori Bank (South Korea)	1,446	12,021

COMMON STOCKS (55.8%)* cont.	Shares	Value

Financials cont.
Worldpay Group PLC (United Kingdom) †	5,978	$21,759

Zions Bancorporation	656	16,485

		14,501,253
Health care (7.7%)
ACADIA Pharmaceuticals, Inc. †	292	9,478

Actelion, Ltd. (Switzerland)	179	30,036

AIN Holdings, Inc. (Japan)	600	46,435

Akorn, Inc. †	371	10,568

Albany Molecular Research, Inc. † S	2,065	27,754

Alfresa Holdings Corp. (Japan)	500	10,413

Allergan PLC †	143	33,046

AMAG Pharmaceuticals, Inc. †	1,015	24,279

AmerisourceBergen Corp.	9,700	769,404

Amgen, Inc.	7,700	1,171,555

AmSurg Corp. †	143	11,088

ANI Pharmaceuticals, Inc. †	199	11,108

Anthem, Inc.	6,000	788,040

Applied Genetic Technologies Corp. †	610	8,619

Aralez Pharmaceuticals, Inc. (Canada) †	3,543	11,692

Ardelyx, Inc. †	1,205	10,520

ARIAD Pharmaceuticals, Inc. †	1,242	9,178

Astellas Pharma, Inc. (Japan)	8,300	129,889

AstraZeneca PLC (United Kingdom)	2,116	125,963

Aurobindo Pharma, Ltd. (India)	1,435	15,779

Bayer AG (Germany)	527	53,023

Biospecifics Technologies Corp. †	276	11,023

Bruker Corp.	2,800	63,672

C.R. Bard, Inc.	2,300	540,868

Cardinal Health, Inc.	4,700	366,647

Cardiome Pharma Corp. (Canada) †	5,273	27,050

Celgene Corp. †	140	13,808

Centene Corp. †	588	41,966

Charles River Laboratories International, Inc. †	2,233	184,089

Chemed Corp.	509	69,382

Clinigen Group PLC (United Kingdom)	2,347	19,009

Cochlear, Ltd. (Australia)	160	14,512

Conmed Corp.	491	23,435

Depomed, Inc. †	381	7,475

DexCom, Inc. †	335	26,576

Dynavax Technologies Corp. †	872	12,714

Eagle Pharmaceuticals, Inc. †	174	6,749

Emergent BioSolutions, Inc. †	803	22,580

Endo International PLC †	1,853	28,888

Entellus Medical, Inc. †	360	6,577

FivePrime Therapeutics, Inc. †	283	11,702

Gilead Sciences, Inc.	12,900	1,076,118

GlaxoSmithKline PLC (United Kingdom)	9,128	196,236

Globus Medical, Inc. Class A †	623	14,846

Grifols SA ADR (Spain)	1,654	27,572

Halozyme Therapeutics, Inc. †	635	5,480

Halyard Health, Inc. †	939	30,536

HealthEquity, Inc. †	602	18,292

HealthSouth Corp.	805	31,250

Hologic, Inc. †	7,900	273,340

Horizon Pharma PLC †	1,953	32,166

ICU Medical, Inc. †	548	61,787

Immune Design Corp. †	398	3,248

Impax Laboratories, Inc. †	1,047	30,175

10 Putnam VT Global Asset Allocation Fund

COMMON STOCKS (55.8%)* cont.	Shares	Value

Health care cont.
INC Research Holdings, Inc. Class A †	335	$12,774

Incyte Corp. †	400	31,992

Inotek Pharmaceuticals Corp. †	601	4,471

Insys Therapeutics, Inc. † S	374	4,840

Integer Holdings Corp. †	939	29,043

Integra LifeSciences Holdings Corp. †	193	15,398

Jazz Pharmaceuticals PLC †	777	109,798

Johnson & Johnson	16,700	2,025,710

Kindred Healthcare, Inc.	794	8,964

Lannett Co., Inc. † S	1,022	24,313

Ligand Pharmaceuticals, Inc. †	122	14,551

Lonza Group AG (Switzerland)	195	32,314

McKesson Corp.	2,500	466,625

Medicines Co. (The) †	606	20,380

Medipal Holdings Corp. (Japan)	2,300	37,740

Medivation, Inc. †	404	24,361

Merrimack Pharmaceuticals, Inc. †	1,475	7,950

MiMedx Group, Inc. †	1,751	13,973

Mitsubishi Tanabe Pharma Corp. (Japan)	900	16,143

Molina Healthcare, Inc. †	91	4,541

Myriad Genetics, Inc. †	255	7,803

Neurocrine Biosciences, Inc. †	200	9,090

Novartis AG (Switzerland)	2,516	206,976

Novavax, Inc. †	717	5,213

Novo Nordisk A/S Class B (Denmark)	793	42,645

Omega Healthcare Investors, Inc. R	553	18,774

Ophthotech Corp. †	332	16,942

OraSure Technologies, Inc. †	2,062	12,186

Pacira Pharmaceuticals, Inc. †	319	10,760

PharMerica Corp. †	1,391	34,302

Portola Pharmaceuticals, Inc. †	184	4,342

Prestige Brands Holdings, Inc. †	396	21,938

Prothena Corp. PLC (Ireland) † S	487	17,026

RadNet, Inc. †	1,877	10,023

Repligen Corp. †	425	11,628

Rigel Pharmaceuticals, Inc. †	1,322	2,948

Roche Holding AG (Switzerland)	720	190,102

Rockwell Medical, Inc. †	1,655	12,528

Sage Therapeutics, Inc. †	153	4,610

Sanofi (France)	2,485	208,884

Select Medical Holdings Corp. †	2,030	22,066

Shionogi & Co., Ltd. (Japan)	300	16,316

Shire PLC (United Kingdom)	1,072	66,013

Spectranetics Corp. (The) †	635	11,881

STERIS PLC (United Kingdom)	261	17,944

Sucampo Pharmaceuticals, Inc. Class A †	1,070	11,738

Supernus Pharmaceuticals, Inc. †	874	17,803

Surgical Care Affiliates, Inc. †	868	41,378

Taro Pharmaceutical Industries, Ltd. (Israel) †	34	4,950

TESARO, Inc. †	508	42,697

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	990	49,728

Tokai Pharmaceuticals, Inc. †	361	1,989

Triple-S Management Corp. Class B (Puerto Rico) †	544	13,290

Ultragenyx Pharmaceutical, Inc. †	139	6,798

uniQure NV (Netherlands) †	392	2,889

VCA, Inc. †	1,500	101,415

VWR Corp. †	1,061	30,663

COMMON STOCKS (55.8%)* cont.	Shares	Value

Health care cont.
Zeltiq Aesthetics, Inc. †	656	$17,928

Zoetis, Inc.	9,000	427,140

		11,266,862
Technology (9.4%)
A10 Networks, Inc. †	1,398	9,045

Adobe Systems, Inc. †	8,000	766,320

Advanced Energy Industries, Inc. †	1,522	57,775

Agilent Technologies, Inc.	9,500	421,420

Alibaba Group Holding, Ltd. ADR (China) †	318	25,291

Alphabet, Inc. Class A †	1,591	1,119,316

Amadeus IT Holding SA Class A (Spain)	890	38,990

Ambarella, Inc. †	234	11,890

Amdocs, Ltd.	5,400	311,688

Apigee Corp. †	1,183	14,456

Apple, Inc.	15,904	1,520,422

Applied Materials, Inc.	14,500	347,565

Arrow Electronics, Inc. †	226	13,989

ASML Holding NV (Netherlands)	112	11,102

Aspen Technology, Inc. †	385	15,492

AtoS SE (France)	646	53,960

AVG Technologies NV (Netherlands) †	955	18,135

Blackbaud, Inc.	341	23,154

Brocade Communications Systems, Inc.	15,800	145,044

CACI International, Inc. Class A †	156	14,104

Casetek Holdings, Ltd. (Taiwan)	3,000	10,516

Cavium, Inc. †	292	11,271

CEVA, Inc. †	1,021	27,741

Ciena Corp. †	495	9,281

Cirrus Logic, Inc. †	822	31,885

Cisco Systems, Inc.	7,100	203,699

COLOPL, Inc. (Japan)	700	13,846

CompuGroup Medical SE (Germany)	704	29,275

Computer Sciences Corp.	8,165	405,392

Cornerstone OnDemand, Inc. †	372	14,158

Cray, Inc. †	322	9,634

CSG Systems International, Inc.	905	36,481

CSRA, Inc.	3,000	70,290

Cypress Semiconductor Corp.	3,668	38,697

DSP Group, Inc. †	2,326	24,679

eBay, Inc. †	36,000	842,760

EnerSys	748	44,484

Facebook, Inc. Class A †	126	14,399

Fleetmatics Group PLC (Ireland) †	330	14,299

Fujitsu, Ltd. (Japan)	3,000	10,993

GenMark Diagnostics, Inc. †	1,606	13,972

Gigamon, Inc. †	228	8,525

GungHo Online Entertainment, Inc. (Japan) S	9,400	25,316

Hoya Corp. (Japan)	1,000	35,604

Imprivata, Inc. †	1,201	16,814

Infinera Corp. †	1,435	16,187

Integrated Device Technology, Inc. †	821	16,527

Intersil Corp. Class A	1,242	16,817

Intuit, Inc.	2,100	234,381

Ixia †	1,601	15,722

j2 Global, Inc.	637	40,239

L-3 Communications Holdings, Inc.	4,700	689,443

Lattice Semiconductor Corp. †	5,419	28,992

Leidos Holdings, Inc.	6,100	292,007

Putnam VT Global Asset Allocation Fund 11

COMMON STOCKS (55.8%)* cont.	Shares	Value

Technology cont.
Lenovo Group, Ltd. (China)	12,000	$7,250

Maxim Integrated Products, Inc.	9,500	339,055

Mellanox Technologies, Ltd. (Israel) †	849	40,718

Mentor Graphics Corp.	1,661	35,313

Microsemi Corp. †	421	13,758

Microsoft Corp.	40,411	2,067,831

Mixi, Inc. (Japan)	500	20,476

MKS Instruments, Inc.	702	30,228

MobileIron, Inc. †	3,209	9,787

Monolithic Power Systems, Inc.	254	17,353

Motorola Solutions, Inc.	3,300	217,701

MTS Systems Corp.	169	7,409

Murata Manufacturing Co., Ltd. (Japan)	400	44,871

NCR Corp. †	4,928	136,851

Netscout Systems, Inc. †	146	3,249

NetSuite, Inc. †	108	7,862

Nexon Co., Ltd. (Japan)	1,900	27,912

Nokia OYJ (Finland) †	7,591	43,137

Nuance Communications, Inc. †	6,900	107,847

NVIDIA Corp.	17,300	813,273

ON Semiconductor Corp. †	2,855	25,181

Oracle Corp Japan (Japan)	200	10,645

Otsuka Corp. (Japan)	100	4,646

Paycom Software, Inc. †	269	11,623

Perficient, Inc. †	939	19,071

Plantronics, Inc.	542	23,848

Plexus Corp. †	731	31,579

Power Integrations, Inc.	287	14,370

Proofpoint, Inc. †	406	25,615

PROS Holdings, Inc. †	1,070	18,650

QAD, Inc. Class A	754	14,530

Red Hat, Inc. †	3,500	254,100

RIB Software AG (Germany) S	1,437	13,950

Rovi Corp. †	780	12,199

Samsung Electronics Co., Ltd. (South Korea)	91	113,282

Sanmina Corp. †	679	18,204

Sartorius AG (Preference) (Germany)	264	19,351

Seiko Epson Corp. (Japan)	600	9,588

Semtech Corp. †	225	5,369

Sensata Technologies Holding NV †	920	32,099

Silicon Laboratories, Inc. †	152	7,408

SK Hynix, Inc. (South Korea)	390	11,085

Skyworks Solutions, Inc.	245	15,504

SoftBank Corp. (Japan)	400	22,630

Sopra Steria Group (France)	129	13,388

Synaptics, Inc. †	217	11,664

Synchronoss Technologies, Inc. †	260	8,284

SYNNEX Corp.	306	29,015

Taiwan Semiconductor Manufacturing Co., Ltd.
(Taiwan)	3,000	15,170

TDK Corp. (Japan)	400	22,288

Tencent Holdings, Ltd. (China)	1,200	27,338

Tessera Technologies, Inc.	884	27,086

Tower Semiconductor, Ltd. (Israel) † S	3,379	41,967

Tyler Technologies, Inc. †	231	38,510

Ultimate Software Group, Inc. †	73	15,351

Veeva Systems, Inc. Class A †	571	19,483

COMMON STOCKS (55.8%)* cont.	Shares	Value

Technology cont.
VeriFone Systems, Inc. †	459	$8,510

Verint Systems, Inc. †	365	12,092

Web.com Group, Inc. †	1,639	29,797

Woodward, Inc.	818	47,150

Xerox Corp.	39,800	377,702

Zendesk, Inc. †	413	10,895

		13,735,582
Transportation (1.5%)
Aegean Marine Petroleum Network, Inc. (Greece)	2,337	12,854

Aena SA (Spain) †	110	14,485

ANA Holdings, Inc. (Japan)	16,000	45,397

AP Moeller - Maersk A/S (Denmark)	30	39,555

Aurizon Holdings, Ltd. (Australia)	6,134	22,220

Central Japan Railway Co. (Japan)	700	123,898

CH Robinson Worldwide, Inc.	400	29,700

ComfortDelgro Corp., Ltd. (Singapore)	16,100	32,998

Delta Air Lines, Inc.	18,700	681,241

Deutsche Post AG (Germany)	3,628	101,289

DHT Holdings, Inc. (Bermuda)	2,730	13,732

easyJet PLC (United Kingdom)	477	6,929

International Consolidated Airlines Group SA
(Spain)	3,177	15,904

Japan Airlines Co., Ltd. (Japan)	1,500	48,145

Matson, Inc.	462	14,918

Qantas Airways, Ltd. (Australia)	9,432	19,887

Royal Mail PLC (United Kingdom)	6,751	45,767

Ryanair Holdings PLC ADR (Ireland)	369	25,660

Saia, Inc. †	654	16,442

Scorpio Tankers, Inc.	2,047	8,597

United Parcel Service, Inc. Class B	6,800	732,496

Wabtec Corp.	266	18,681

Yangzijiang Shipbuilding Holdings, Ltd. (China)	115,900	78,087

		2,148,882
Utilities and power (2.2%)
American Electric Power Co., Inc.	2,200	154,198

Centrica PLC (United Kingdom)	7,078	21,369

China Water Affairs Group, Ltd. (China)	38,000	21,996

Chubu Electric Power Co., Inc. (Japan)	1,300	18,511

CLP Holdings, Ltd. (Hong Kong)	7,000	71,566

Dynegy, Inc. †	1,200	20,688

E.ON SE (Germany)	8,061	80,647

Edison International	4,400	341,748

Endesa SA (Spain)	2,717	54,646

Enel SpA (Italy)	12,215	54,326

Entergy Corp.	11,200	911,120

Iberdrola SA (Spain)	18,861	127,398

Korea Electric Power Corp. (South Korea)	77	4,064

NiSource, Inc.	5,300	140,556

PPL Corp.	13,000	490,750

RWE AG (Germany) †	2,151	33,991

SSE PLC (United Kingdom)	636	13,299

Toho Gas Co., Ltd. (Japan)	6,000	48,816

Tohoku Electric Power Co., Inc. (Japan)	800	10,032

Tokyo Electric Power Company Holdings, Inc.
(Japan) †	2,300	9,699

Tokyo Gas Co., Ltd. (Japan)	5,000	20,526

UGI Corp.	9,800	443,450

12 Putnam VT Global Asset Allocation Fund

COMMON STOCKS (55.8%)* cont.	Shares	Value

Utilities and power cont.
Vectren Corp.	900	$47,403

Veolia Environnement SA (France)	2,253	48,945

		3,189,744

Total common stocks (cost $75,407,135)		$81,770,875

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (18.6%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (6.2%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from May 20, 2037
to November 20, 2039	$526,303	$611,279
3 1/2s, TBA, August 1, 2046	3,000,000	3,179,180
3 1/2s, TBA, July 1, 2046	5,000,000	5,305,860

		9,096,319
U.S. Government Agency Mortgage Obligations (12.4%)
Federal National Mortgage Association
Pass-Through Certificates
6s, TBA, July 1, 2046	2,000,000	2,287,500
4 1/2s, TBA, July 1, 2046	1,000,000	1,091,719
4s, TBA, August 1, 2046	4,000,000	4,285,312
4s, TBA, July 1, 2046	4,000,000	4,288,750
3s, TBA, August 1, 2046	1,000,000	1,035,742
3s, TBA, July 1, 2046	3,000,000	3,112,734
3s, TBA, July 1, 2031	2,000,000	2,096,719

		18,198,476
Total U.S. government and agency mortgage
obligations (cost $27,097,561)		$27,294,795

U.S. TREASURY OBLIGATIONS (0.1%)*	Principal amount	Value

U.S. Treasury Notes 1.500%, February 28, 2023 i	$140,000	$142,765

Total U.S. treasury obligations (cost $142,765)		$142,765

CORPORATE BONDS AND NOTES (18.6%)*	Principal amount	Value

Basic materials (1.3%)
A Schulman, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 7/8s, 2023	$20,000	$19,970

Agrium, Inc. sr. unsec. notes 3 3/8s, 2025
(Canada)	40,000	41,165

Agrium, Inc. sr. unsec. unsub. notes 5 1/4s, 2045
(Canada)	20,000	21,453

ArcelorMittal SA sr. unsec. unsub. bonds 10.85s,
2019 (France)	27,000	31,793

ArcelorMittal SA sr. unsec. unsub. bonds 6 1/8s,
2025 (France)	10,000	9,938

Archer-Daniels-Midland Co. sr. unsec.
notes 5.45s, 2018	102,000	109,043

Beacon Roofing Supply, Inc. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2023	20,000	20,950

Blue Cube Spinco, Inc. 144A company
guaranty sr. unsec. notes 9 3/4s, 2023	20,000	23,150

Boise Cascade Co. company guaranty sr. unsec.
notes 6 3/8s, 2020	20,000	20,400

Builders FirstSource, Inc. 144A company
guaranty sr. unsec. notes 10 3/4s, 2023	30,000	32,625

Celanese US Holdings, LLC company
guaranty sr. unsec. notes 5 7/8s, 2021 (Germany)	20,000	22,350

Celanese US Holdings, LLC company
guaranty sr. unsec. unsub. notes 4 5/8s, 2022
(Germany)	7,000	7,429

CF Industries, Inc. company guaranty sr. unsec.
notes 5 3/8s, 2044	6,000	5,691

CORPORATE BONDS AND NOTES (18.6%)* cont.	Principal amount	Value

Basic materials cont.
CF Industries, Inc. company guaranty sr. unsec.
notes 5.15s, 2034	$8,000	$7,792

Chemours Co. (The) company guaranty sr. unsec.
unsub. notes 7s, 2025	5,000	4,194

Chemours Co. (The) company guaranty sr. unsec.
unsub. notes 6 5/8s, 2023	15,000	12,750

Compass Minerals International, Inc. 144A company
guaranty sr. unsec. notes 4 7/8s, 2024	25,000	23,313

CPG Merger Sub, LLC 144A company
guaranty sr. unsec. notes 8s, 2021	7,000	7,000

E.I. du Pont de Nemours & Co. sr. unsec.
notes 3 5/8s, 2021	95,000	101,895

Eastman Chemical Co. sr. unsec. notes 3.8s, 2025	35,000	37,067

First Quantum Minerals, Ltd. 144A company
guaranty sr. unsec. notes 7s, 2021 (Canada)	35,000	28,263

Freeport-McMoran Oil & Gas, LLC/FCX Oil &
Gas, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022	14,000	13,724

Freeport-McMoran Oil & Gas, LLC/FCX Oil &
Gas, Inc. company guaranty sr. unsec.
unsub. notes 6 7/8s, 2023	20,000	19,300

GCP Applied Technologies, Inc. 144A company
guaranty sr. unsec. notes 9 1/2s, 2023	30,000	33,525

Glencore Funding, LLC 144A company
guaranty sr. unsec. unsub. notes 4 5/8s, 2024	94,000	87,890

Glencore Funding, LLC 144A company
guaranty sr. unsec. unsub. notes 4s, 2025	64,000	56,640

Glencore Funding, LLC 144A company
guaranty sr. unsec. unsub. notes 2 7/8s, 2020	42,000	39,480

HD Supply, Inc. company guaranty sr. unsec.
sub. notes 7 1/2s, 2020	23,000	24,090

HD Supply, Inc. 144A company guaranty sr. unsec.
notes 5 3/4s, 2024	10,000	10,400

HudBay Minerals, Inc. company guaranty sr. unsec.
notes 9 1/2s, 2020 (Canada)	25,000	20,938

Huntsman International, LLC company
guaranty sr. unsec. notes 5 1/8s, 2022	5,000	4,950

Huntsman International, LLC company
guaranty sr. unsec. unsub. notes 4 7/8s, 2020	20,000	20,100

Joseph T Ryerson & Son, Inc. 144A sr. notes 11s, 2022	15,000	15,525

Kraton Polymers LLC/Kraton Polymers Capital Corp.
144A company guaranty sr. unsec. notes 10 1/2s, 2023	20,000	21,300

Louisiana-Pacific Corp. company
guaranty sr. unsec. notes 7 1/2s, 2020	20,000	20,675

Lubrizol Corp. (The) sr. unsec. notes 8 7/8s, 2019	50,000	59,561

LyondellBasell Industries NV sr. unsec.
unsub. notes 4 5/8s, 2055	30,000	29,279

Mercer International, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2022 (Canada)	15,000	15,000

Methanex Corp. sr. unsec. unsub. notes 5.65s,
2044 (Canada)	45,000	37,345

Methanex Corp. sr. unsec. unsub. notes 3 1/4s,
2019 (Canada)	6,000	5,841

New Gold, Inc. 144A company guaranty sr. unsec.
unsub. notes 7s, 2020 (Canada)	25,000	25,500

New Gold, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 1/4s, 2022 (Canada)	10,000	9,750

Norbord, Inc. 144A company
guaranty sr. notes 6 1/4s, 2023 (Canada)	25,000	25,563

Novelis, Inc. company guaranty sr. unsec.
notes 8 3/4s, 2020	35,000	36,488

Putnam VT Global Asset Allocation Fund 13

CORPORATE BONDS AND NOTES (18.6%)* cont.	Principal amount	Value

Basic materials cont.
Novelis, Inc. company guaranty sr. unsec.
notes 8 3/8s, 2017	$5,000	$5,113

Packaging Corp. of America sr. unsec.
unsub. notes 4 1/2s, 2023	45,000	48,998

PQ Corp. 144A company guaranty sr. notes 6 3/4s, 2022	5,000	5,213

Rio Tinto Finance USA, Ltd. company
guaranty sr. unsec. unsub. notes 9s, 2019
(Australia)	62,000	74,495

Sealed Air Corp. 144A company guaranty sr. unsec.
notes 6 7/8s, 2033	10,000	10,600

Sealed Air Corp. 144A company guaranty sr. unsec.
notes 6 1/2s, 2020	9,000	10,238

Sealed Air Corp. 144A company guaranty sr. unsec.
notes 5 1/4s, 2023	14,000	14,490

Sealed Air Corp. 144A company guaranty sr. unsec.
notes 5 1/8s, 2024	5,000	5,131

Sealed Air Corp. 144A company guaranty sr. unsec.
notes 4 7/8s, 2022	5,000	5,144

Sealed Air Corp. 144A sr. unsec. bonds 5 1/2s, 2025	5,000	5,206

Smurfit Kappa Treasury Funding, Ltd. company
guaranty sr. unsec. unsub. notes 7 1/2s, 2025
(Ireland)	10,000	11,663

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 6 3/8s, 2022	18,000	18,900

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2024	20,000	20,450

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 5 1/4s, 2023	3,000	3,060

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 5 1/8s, 2021	5,000	5,119

Teck Resources, Ltd. 144A company
guaranty sr. unsec. notes 8 1/2s, 2024 (Canada)	5,000	5,150

Teck Resources, Ltd. 144A company
guaranty sr. unsec. notes 8s, 2021 (Canada)	5,000	5,150

TMS International Corp. 144A company
guaranty sr. unsec. sub. notes 7 5/8s, 2021	25,000	17,563

U.S. Concrete, Inc. 144A company
guaranty sr. unsec. notes 6 3/8s, 2024	15,000	15,000

Univar USA, Inc. 144A company guaranty sr. unsec.
notes 6 3/4s, 2023	15,000	14,813

USG Corp. 144A company guaranty sr. unsec.
notes 5 7/8s, 2021	3,000	3,139

USG Corp. 144A company guaranty sr. unsec.
notes 5 1/2s, 2025	10,000	10,475

Weekley Homes, LLC/Weekley Finance Corp.
sr. unsec. notes 6s, 2023	10,000	8,800

WestRock MWV, LLC company guaranty sr. unsec.
unsub. notes 8.2s, 2030	35,000	46,984

WestRock MWV, LLC company guaranty sr. unsec.
unsub. notes 7.95s, 2031	10,000	13,345

WestRock RKT Co. company guaranty sr. unsec.
unsub. notes 4.45s, 2019	38,000	40,257

Weyerhaeuser Co. sr. unsec. unsub. notes 7 3/8s,
2032 R	60,000	79,380

WR Grace & Co.- Conn. 144A company
guaranty sr. unsec. notes 5 5/8s, 2024	20,000	20,500

WR Grace & Co.- Conn. 144A company
guaranty sr. unsec. notes 5 1/8s, 2021	10,000	10,275

Zekelman Industries, Inc. 144A company
guaranty sr. notes 9 7/8s, 2023	15,000	15,150

		1,770,896

CORPORATE BONDS AND NOTES (18.6%)* cont.	Principal amount	Value

Capital goods (0.9%)
Advanced Disposal Services, Inc. company
guaranty sr. unsec. notes 8 1/4s, 2020	$43,000	$43,430

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2019	17,000	18,870

Amstead Industries, Inc. 144A company
guaranty sr. unsec. sub. notes 5 3/8s, 2024	10,000	9,800

Amstead Industries, Inc. 144A company
guaranty sr. unsec. sub. notes 5s, 2022	15,000	15,000

ATS Automation Tooling Systems, Inc. 144A
sr. unsec. notes 6 1/2s, 2023 (Canada)	10,000	10,188

Belden, Inc. 144A company guaranty sr. unsec.
sub. notes 5 1/2s, 2022	10,000	10,075

Belden, Inc. 144A company guaranty sr. unsec.
sub. notes 5 1/4s, 2024	10,000	9,675

Berry Plastics Corp. company guaranty notes 6s, 2022	5,000	5,169

Berry Plastics Corp. company
guaranty notes 5 1/2s, 2022	10,000	10,238

Berry Plastics Corp. company
guaranty unsub. notes 5 1/8s, 2023	10,000	10,000

Boeing Capital Corp. sr. unsec.
unsub. notes 4.7s, 2019	40,000	44,590

Bombardier, Inc. 144A sr. unsec.
unsub. notes 4 3/4s, 2019 (Canada)	20,000	19,100

Briggs & Stratton Corp. company
guaranty sr. unsec. notes 6 7/8s, 2020	45,000	49,050

Covidien International Finance SA company
guaranty sr. unsec. unsub. notes 6s, 2017
(Luxembourg)	130,000	138,208

Crown Cork & Seal Co., Inc. company
guaranty sr. unsec. bonds 7 3/8s, 2026	10,000	11,000

Delphi Corp. company guaranty sr. unsec.
notes 5s, 2023	45,000	47,700

DH Services Luxembourg Sarl 144A company
guaranty sr. unsec. sub. notes 7 3/4s, 2020
(Luxembourg)	8,000	8,380

Gates Global, LLC/Gates Global Co. 144A company
guaranty sr. unsec. notes 6s, 2022	15,000	13,125

General Dynamics Corp. company
guaranty sr. unsec. unsub. notes 3.6s, 2042	60,000	63,382

General Dynamics Corp. company
guaranty sr. unsec. unsub. notes 2 1/4s, 2022	30,000	30,688

Honeywell International, Inc. sr. unsec.
unsub. notes 5 3/8s, 2041	55,000	71,806

Honeywell International, Inc. sr. unsec.
unsub. notes 4 1/4s, 2021	40,000	44,933

KLX, Inc. 144A company guaranty sr. unsec.
notes 5 7/8s, 2022	30,000	29,400

Legrand France SA sr. unsec. unsub. notes 8 1/2s,
2025 (France)	114,000	155,314

Manitowoc Foodservice, Inc. 144A sr. unsec.
notes 9 1/2s, 2024	30,000	33,525

MasTec, Inc. company guaranty sr. unsec.
unsub. notes 4 7/8s, 2023	20,000	18,550

Medtronic, Inc. company guaranty sr. unsec.
sub. notes 4 3/8s, 2035	27,000	30,541

Medtronic, Inc. company guaranty sr. unsec.
sub. notes 3 1/2s, 2025	27,000	29,433

Moog, Inc. 144A company guaranty sr. unsec.
notes 5 1/4s, 2022	20,000	20,250

Oshkosh Corp. company guaranty sr. unsec.
sub. notes 5 3/8s, 2025	25,000	25,688

14 Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (18.6%)* cont.	Principal amount	Value

Capital goods cont.
Oshkosh Corp. company guaranty sr. unsec.
sub. notes 5 3/8s, 2022	$15,000	$15,450

Raytheon Co. sr. unsec. notes 4 7/8s, 2040	20,000	24,390

Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu 144A
company guaranty sr. FRN 4.127s, 2021	30,000	30,075

Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu 144A
company guaranty sr. unsec. unsub. notes 7s, 2024	15,000	15,443

Tenneco, Inc. company guaranty sr. unsec.
unsub. notes 5 3/8s, 2024	15,000	15,563

Tenneco, Inc. company guaranty sr. unsec.
unsub. notes 5s, 2026	5,000	5,072

Terex Corp. company guaranty sr. unsec. notes 6s, 2021	19,000	19,024

TI Group Automotive Systems, LLC 144A sr. unsec.
notes 8 3/4s, 2023	25,000	24,500

TransDigm, Inc. company guaranty sr. unsec.
sub. notes 7 1/2s, 2021	20,000	21,200

TransDigm, Inc. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2024	13,000	13,187

TransDigm, Inc. 144A company guaranty sr. unsec.
sub. bonds 6 3/8s, 2026	10,000	9,975

United Technologies Corp. sr. unsec.
unsub. notes 5 3/8s, 2017	107,000	113,917

		1,334,904
Communication services (1.6%)
American Tower Corp. sr. unsec. notes 4s, 2025 R	100,000	106,347

AT&T, Inc. sr. unsec. unsub. notes 4 3/4s, 2046	77,000	78,915

Cablevision Systems Corp. sr. unsec.
unsub. notes 8 5/8s, 2017	40,000	42,250

Cablevision Systems Corp. sr. unsec.
unsub. notes 8s, 2020	7,000	7,179

Cablevision Systems Corp. sr. unsec.
unsub. notes 7 3/4s, 2018	10,000	10,706

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. notes 6 5/8s, 2022	13,000	13,715

CCO Holdings, LLC/CCO Holdings Capital Corp.
company guaranty sr. unsec. notes 5 1/4s, 2022	7,000	7,158

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A
company guaranty sr. unsec. bonds 5 1/2s, 2026	15,000	15,225

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A
company guaranty sr. unsec. notes 5 7/8s, 2024	25,000	25,938

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A
sr. unsec. notes 5 3/4s, 2026	5,000	5,150

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A
sr. unsec. unsub. notes 5 1/8s, 2023	5,000	5,028

CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023	14,000	13,755

CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	4,000	4,150

Cequel Communications Holdings I, LLC/Cequel
Capital Corp. 144A sr. unsec.
unsub. notes 5 1/8s, 2021	15,000	14,250

Cequel Communications Holdings I, LLC/Cequel
Capital Corp. 144A sr. unsec.
unsub. notes 5 1/8s, 2021	10,000	9,525

Charter Communications Operating, LLC/Charter
Communications Operating Capital 144A
sr. sub. bonds 6.484s, 2045	17,000	20,298

Charter Communications Operating, LLC/Charter
Communications Operating Capital 144A
sr. sub. notes 4.908s, 2025	8,000	8,746

Comcast Corp. company guaranty sr. unsec.
unsub. bonds 6 1/2s, 2017	55,000	56,613

CORPORATE BONDS AND NOTES (18.6%)* cont.	Principal amount	Value

Communication services cont.
Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2037	$64,000	$92,055

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2035	17,000	23,272

Crown Castle International Corp. sr. unsec.
notes 5 1/4s, 2023 R	45,000	50,493

Crown Castle International Corp. sr. unsec.
notes 4 7/8s, 2022 R	7,000	7,683

Crown Castle International Corp. sr. unsec.
unsub. bonds 3.7s, 2026 R	35,000	36,021

Crown Castle Towers, LLC 144A company
guaranty sr. notes 4.883s, 2020	15,000	16,352

CSC Holdings, LLC sr. unsec. unsub. bonds 5 1/4s, 2024	8,000	7,280

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	26,000	26,520

Deutsche Telekom International Finance BV company
guaranty sr. unsec. unsub. bonds 8 3/4s, 2030
(Netherlands)	73,000	109,930

DISH DBS Corp. company guaranty sr. unsec.
unsub. notes 5 7/8s, 2024	15,000	13,950

Frontier Communications Corp. sr. unsec.
notes 11s, 2025	10,000	10,350

Frontier Communications Corp. sr. unsec.
notes 10 1/2s, 2022	5,000	5,291

Frontier Communications Corp. sr. unsec.
notes 8 7/8s, 2020	5,000	5,338

Frontier Communications Corp. sr. unsec.
unsub. notes 7 5/8s, 2024	4,000	3,550

Intelsat Jackson Holdings SA company
guaranty sr. unsec. notes 7 1/2s, 2021 (Bermuda)	12,000	8,280

Intelsat Jackson Holdings SA company
guaranty sr. unsec. unsub. bonds 6 5/8s, 2022
(Bermuda)	7,000	4,725

Intelsat Luxembourg SA company
guaranty sr. unsec. bonds 7 3/4s, 2021
(Luxembourg)	5,000	1,225

Intelsat Luxembourg SA company
guaranty sr. unsec. sub. bonds 8 1/8s, 2023
(Luxembourg)	8,000	1,980

Koninklijke KPN NV sr. unsec.
unsub. bonds 8 3/8s, 2030 (Netherlands)	30,000	41,494

Level 3 Communications, Inc. sr. unsec.
unsub. notes 5 3/4s, 2022	5,000	5,063

Level 3 Financing, Inc. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2021	5,000	5,210

Level 3 Financing, Inc. company
guaranty sr. unsec. unsub. notes 5 3/8s, 2024	5,000	5,019

Level 3 Financing, Inc. company
guaranty sr. unsec. unsub. notes 5 3/8s, 2022	15,000	15,150

Orange SA sr. unsec. unsub. notes 4 1/8s, 2021
(France)	46,000	50,748

Quebecor Media, Inc. sr. unsec.
unsub. notes 5 3/4s, 2023 (Canada)	3,000	3,045

Rogers Communications, Inc. company
guaranty sr. unsec. unsub. notes 4 1/2s, 2043
(Canada)	85,000	89,928

Sprint Capital Corp. company guaranty sr. unsec.
unsub. notes 6 7/8s, 2028	85,000	66,725

Sprint Communications, Inc. sr. unsec. notes 7s, 2020	5,000	4,444

Sprint Communications, Inc. sr. unsec.
unsub. notes 8 3/8s, 2017	17,000	17,410

Sprint Communications, Inc. 144A company
guaranty sr. unsec. notes 9s, 2018	15,000	15,975

Putnam VT Global Asset Allocation Fund 15

CORPORATE BONDS AND NOTES (18.6%)* cont.	Principal amount	Value

Communication services cont.
Sprint Corp. company guaranty sr. unsec.
sub. notes 7 7/8s, 2023	$48,000	$39,240

Sprint Corp. company guaranty sr. unsec.
sub. notes 7 1/4s, 2021	17,000	14,493

T-Mobile USA, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2023	13,000	13,813

T-Mobile USA, Inc. company guaranty sr. unsec.
notes 6 3/8s, 2025	10,000	10,450

T-Mobile USA, Inc. company guaranty sr. unsec.
notes 6 1/4s, 2021	20,000	20,900

T-Mobile USA, Inc. company guaranty sr. unsec.
notes 6s, 2023	5,000	5,175

T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. notes 6.836s, 2023	3,000	3,169

T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. notes 6.633s, 2021	7,000	7,350

T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. notes 6.464s, 2019	7,000	7,114

T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. notes 6 1/8s, 2022	17,000	17,829

TCI Communications, Inc. sr. unsec.
unsub. notes 7 1/8s, 2028	65,000	90,471

Telefonica Emisiones SAU company
guaranty sr. unsec. notes 4.57s, 2023 (Spain)	150,000	166,057

Verizon Communications, Inc. sr. unsec.
unsub. notes 6.4s, 2033	8,000	10,211

Verizon Communications, Inc. sr. unsec.
unsub. notes 4.522s, 2048	315,000	328,010

Verizon Communications, Inc. sr. unsec.
unsub. notes 4.4s, 2034	65,000	67,025

Verizon New Jersey, Inc. company
guaranty sr. unsec. unsub. bonds 8s, 2022	45,000	56,512

Videotron, Ltd. company guaranty sr. unsec.
unsub. notes 5s, 2022 (Canada)	20,000	20,700

Vodafone Group PLC sr. unsec.
unsub. notes 1 1/4s, 2017 (United Kingdom)	225,000	224,665

West Corp. 144A company guaranty sr. unsec.
sub. notes 5 3/8s, 2022	25,000	23,250

WideOpenWest Finance, LLC/WideOpenWest
Capital Corp. company guaranty sr. unsec.
sub. notes 10 1/4s, 2019	24,000	24,840

Windstream Services, LLC company
guaranty sr. unsec. notes 7 3/4s, 2021	9,000	8,483

Windstream Services, LLC company
guaranty sr. unsec. notes 6 3/8s, 2023	25,000	21,000

		2,370,211
Conglomerates (0.1%)
General Electric Capital Corp. company
guaranty sr. unsec. notes 6 3/4s, 2032	59,000	82,804

General Electric Capital Corp. company
guaranty sr. unsec. unsub. notes Ser. MTN, 5.4s, 2017	129,000	132,565

		215,369
Consumer cyclicals (2.5%)
21st Century Fox America, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2024	50,000	65,297

21st Century Fox America, Inc. company
guaranty sr. unsec. unsub. notes 7 3/4s, 2045	150,000	219,110

Amazon.com, Inc. sr. unsec. notes 1.2s, 2017	128,000	128,454

AMC Entertainment, Inc. company
guaranty sr. unsec. sub. notes 5 7/8s, 2022	10,000	10,050

AMC Entertainment, Inc. 144A company
guaranty sr. unsec. sub. notes 5 3/4s, 2025	10,000	9,950

CORPORATE BONDS AND NOTES (18.6%)* cont.	Principal amount	Value

Consumer cyclicals cont.
American Builders & Contractors Supply Co., Inc.
144A sr. unsec. notes 5 3/4s, 2023	$15,000	$15,450

American Tire Distributors, Inc. 144A sr. unsec.
sub. notes 10 1/4s, 2022	25,000	21,938

Autonation, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2020	78,000	85,256

Bed Bath & Beyond, Inc. sr. unsec.
sub. notes 5.165s, 2044	52,000	45,817

Bon-Ton Department Stores, Inc. (The) company
guaranty notes 10 5/8s, 2017	20,000	18,400

Bon-Ton Department Stores, Inc. (The) company
guaranty notes 8s, 2021	14,000	5,740

Boyd Gaming Corp. company guaranty sr. unsec.
sub. notes 6 7/8s, 2023	10,000	10,650

Boyd Gaming Corp. 144A company
guaranty sr. unsec. unsub. bonds 6 3/8s, 2026	5,000	5,225

Brookfield Residential Properties, Inc. 144A
company guaranty sr. unsec. notes 6 1/2s, 2020
(Canada)	33,000	32,918

Brookfield Residential
Properties, Inc./Brookfield Residential US Corp.
144A company guaranty sr. unsec. notes 6 1/8s,
2022 (Canada)	10,000	9,563

CalAtlantic Group, Inc. company
guaranty sr. unsec. sub. notes 6 1/4s, 2021	24,000	25,500

CalAtlantic Group, Inc. company
guaranty sr. unsec. sub. notes 5 7/8s, 2024	5,000	5,150

CBS Corp. company guaranty sr. unsec.
debs. 7 7/8s, 2030	57,000	80,811

CCM Merger, Inc. 144A company guaranty sr. unsec.
notes 9 1/8s, 2019	14,000	14,525

Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp. company guaranty sr. unsec.
notes 5 1/4s, 2021	13,000	13,319

Cinemark USA, Inc. company guaranty sr. unsec.
notes 5 1/8s, 2022	3,000	3,053

Cinemark USA, Inc. company guaranty sr. unsec.
sub. notes 4 7/8s, 2023	4,000	3,960

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. sub. notes 7 5/8s, 2020	20,000	19,000

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2022	29,000	29,000

Dollar General Corp. sr. unsec.
sub. notes 3 1/4s, 2023	75,000	77,863

Dollar Tree, Inc. 144A company
guaranty sr. unsec. unsub. notes 5 3/4s, 2023	5,000	5,313

Dollar Tree, Inc. 144A company
guaranty sr. unsec. unsub. notes 5 1/4s, 2020	5,000	5,150

Eldorado Resorts, Inc. company
guaranty sr. unsec. unsub. notes 7s, 2023	15,000	15,563

Entercom Radio, LLC company guaranty sr. unsec.
notes 10 1/2s, 2019	20,000	21,100

Expedia, Inc. company guaranty sr. unsec.
unsub. notes 5.95s, 2020	90,000	100,671

Expedia, Inc. 144A company guaranty sr. unsec.
unsub. notes 5s, 2026	25,000	25,966

Ford Motor Co. sr. unsec. unsub. bonds 7.7s, 2097	24,000	29,730

Ford Motor Co. sr. unsec. unsub. notes 9.98s, 2047	25,000	38,148

Ford Motor Co. sr. unsec. unsub. notes 7.45s, 2031	35,000	46,930

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	40,000	56,096

Ford Motor Credit Co., LLC sr. unsec.
unsub. notes 8 1/8s, 2020	140,000	166,693

16 Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (18.6%)* cont.	Principal amount	Value

Consumer cyclicals cont.
General Motors Co. sr. unsec. notes 5.2s, 2045	$5,000	$4,954

General Motors Co. sr. unsec.
unsub. notes 6 3/4s, 2046	30,000	35,586

General Motors Financial Co., Inc. company
guaranty sr. unsec. notes 3s, 2017	39,000	39,565

General Motors Financial Co., Inc. company
guaranty sr. unsec. unsub. notes 4.3s, 2025	22,000	22,572

General Motors Financial Co., Inc. company
guaranty sr. unsec. unsub. notes 4s, 2025	10,000	10,118

General Motors Financial Co., Inc. company
guaranty sr. unsec. unsub. notes 3.45s, 2022	95,000	94,933

Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018	10,000	5,563

GLP Capital LP/GLP Financing II, Inc. company
guaranty sr. unsec. sub. notes 4 7/8s, 2020	17,000	17,616

GLP Capital LP/GLP Financing II, Inc. company
guaranty sr. unsec. unsub. notes 5 3/8s, 2026	5,000	5,150

Goodyear Tire & Rubber Co. (The) company
guaranty sr. unsec. notes 5s, 2026	5,000	5,094

Gray Television, Inc. company guaranty sr. unsec.
sub. notes 7 1/2s, 2020	23,000	23,978

Great Canadian Gaming Corp. 144A company
guaranty sr. unsec. notes 6 5/8s, 2022 (Canada)	CAD 27,000	21,317

Hanesbrands, Inc. 144A company
guaranty sr. unsec. unsub. notes 4 5/8s, 2024	$10,000	10,025

Historic TW, Inc. company guaranty sr. unsec.
unsub. bonds 9.15s, 2023	40,000	53,767

Host Hotels & Resorts LP sr. unsec.
unsub. notes 6s, 2021 R	31,000	35,134

Host Hotels & Resorts LP sr. unsec.
unsub. notes 5 1/4s, 2022 R	44,000	48,373

Howard Hughes Corp. (The) 144A sr. unsec.
notes 6 7/8s, 2021	30,000	30,225

Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85s, 2026	55,000	59,817

Hyatt Hotels Corp. sr. unsec.
unsub. notes 3 3/8s, 2023	15,000	15,172

iHeartCommunications, Inc. company
guaranty sr. notes 9s, 2019	20,000	15,000

Isle of Capri Casinos, Inc. company
guaranty sr. unsec. notes 5 7/8s, 2021	7,000	7,263

JC Penney Corp, Inc. company guaranty sr. unsec.
bonds 8 1/8s, 2019	10,000	10,347

JC Penney Corp, Inc. company guaranty sr. unsec.
unsub. notes 5.65s, 2020	25,000	23,500

JC Penney Corp, Inc. 144A company
guaranty sr. notes 5 7/8s, 2023	5,000	5,031

Jo-Ann Stores Holdings, Inc. 144A sr. unsec.
notes 9 3/4s, 2019 ‡‡	15,000	13,125

Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019	30,000	28,725

Johnson Controls, Inc. sr. unsec.
unsub. notes 4.95s, 2064	65,000	64,797

L Brands, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2021	13,000	14,658

L Brands, Inc. company guaranty sr. unsec.
sub. notes 5 5/8s, 2022	7,000	7,525

Lamar Media Corp. company guaranty sr. unsec.
sub. notes 5 7/8s, 2022	14,000	14,560

Lamar Media Corp. company guaranty sr. unsec.
sub. notes 5 3/8s, 2024	15,000	15,525

Lear Corp. company guaranty sr. unsec.
unsub. notes 5 3/8s, 2024	20,000	21,050

Lennar Corp. company guaranty sr. unsec.
notes 4 1/2s, 2019	7,000	7,265

CORPORATE BONDS AND NOTES (18.6%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Lennar Corp. company guaranty sr. unsec.
unsub. notes 4 3/4s, 2022	$22,000	$22,358

Lennar Corp. company guaranty sr. unsec.
unsub. notes 4 3/4s, 2021	10,000	10,400

LIN Television Corp. company guaranty sr. unsec.
unsub. notes 5 7/8s, 2022	5,000	5,025

Macy’s Retail Holdings, Inc. company
guaranty sr. unsec. notes 6.9s, 2029	30,000	32,967

Masonite International Corp. 144A company
guaranty sr. unsec. notes 5 5/8s, 2023	15,000	15,563

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)	20,000	19,200

MGM Growth Properties Operating Partnership
LP/MGP Escrow Co-Issuer, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2024	5,000	5,288

MGM Resorts International company
guaranty sr. unsec. notes 6 3/4s, 2020	35,000	38,238

MGM Resorts International company
guaranty sr. unsec. notes 5 1/4s, 2020	5,000	5,250

MGM Resorts International company
guaranty sr. unsec. unsub. notes 8 5/8s, 2019	10,000	11,230

MGM Resorts International company
guaranty sr. unsec. unsub. notes 6 5/8s, 2021	15,000	16,200

Navistar International Corp. company
guaranty sr. unsec. notes 8 1/4s, 2021	19,000	13,348

Neiman Marcus Group, LLC (The) company
guaranty sr. notes 7 1/8s, 2028	20,000	18,100

Neiman Marcus Group, Ltd. 144A company
guaranty sr. unsec. sub. notes 8 3/4s, 2021 ‡‡	25,000	19,000

Neiman Marcus Group, Ltd. 144A company
guaranty sr. unsec. sub. notes 8s, 2021	10,000	8,150

Nielsen Co. Luxembourg Sarl (The) 144A company
guaranty sr. unsec. sub. notes 5 1/2s, 2021
(Luxembourg)	15,000	15,525

Nortek, Inc. company guaranty sr. unsec.
sub. notes 8 1/2s, 2021	25,000	25,938

O’Reilly Automotive, Inc. company
guaranty sr. unsec. notes 3.85s, 2023	20,000	21,523

O’Reilly Automotive, Inc. company
guaranty sr. unsec. sub. notes 3.55s, 2026	20,000	20,970

Omnicom Group, Inc. company guaranty sr. unsec.
unsub. notes 3.6s, 2026	85,000	89,525

Outfront Media Capital, LLC/Outfront Media
Capital Corp. company guaranty sr. unsec.
sub. notes 5 7/8s, 2025	10,000	10,300

Outfront Media Capital, LLC/Outfront Media
Capital Corp. company guaranty sr. unsec.
sub. notes 5 5/8s, 2024	7,000	7,193

Penn National Gaming, Inc. sr. unsec.
sub. notes 5 7/8s, 2021	23,000	23,403

Penske Automotive Group, Inc. company
guaranty sr. unsec. sub. notes 5 1/2s, 2026	10,000	9,500

Penske Automotive Group, Inc. company
guaranty sr. unsec. sub. notes 5 3/4s, 2022	14,000	14,000

Penske Automotive Group, Inc. company
guaranty sr. unsec. sub. notes 5 3/8s, 2024	10,000	9,650

Priceline Group, Inc. (The) sr. unsec.
notes 3.65s, 2025	46,000	48,729

PulteGroup, Inc. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2032	20,000	22,650

PulteGroup, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2026	25,000	25,625

Putnam VT Global Asset Allocation Fund 17

CORPORATE BONDS AND NOTES (18.6%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Regal Entertainment Group sr. unsec.
sub. notes 5 3/4s, 2023	$9,000	$9,068

Regal Entertainment Group sr. unsec.
sub. notes 5 3/4s, 2022	13,000	13,293

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh
Finance Corp. 144A sr. notes 9 1/2s, 2019	19,000	19,475

ROC Finance, LLC/ROC Finance 1 Corp. 144A
notes 12 1/8s, 2018	24,000	24,870

Sabre GLBL, Inc. 144A company
guaranty sr. notes 5 3/8s, 2023	15,000	15,338

Scientific Games International, Inc. company
guaranty sr. unsec. notes 10s, 2022	55,000	44,688

Scientific Games International, Inc. company
guaranty sr. unsec. sub. notes 6 1/4s, 2020	5,000	3,163

Scientific Games International, Inc. 144A company
guaranty sr. notes 7s, 2022	15,000	15,075

Sinclair Television Group, Inc. company
guaranty sr. unsec. sub. notes 6 3/8s, 2021	13,000	13,650

Sinclair Television Group, Inc. company
guaranty sr. unsec. sub. notes 5 3/8s, 2021	7,000	7,210

Sinclair Television Group, Inc. 144A company
guaranty sr. unsec. sub. notes 5 5/8s, 2024	5,000	5,113

Sirius XM Radio, Inc. 144A company
guaranty sr. unsec. sub. notes 6s, 2024	10,000	10,338

Six Flags Entertainment Corp. 144A company
guaranty sr. unsec. unsub. notes 5 1/4s, 2021	27,000	27,844

Spectrum Brands, Inc. company guaranty sr. unsec.
notes 5 3/4s, 2025	10,000	10,413

Spectrum Brands, Inc. company guaranty sr. unsec.
sub. notes 6 3/8s, 2020	3,000	3,131

Spectrum Brands, Inc. company guaranty sr. unsec.
unsub. notes 6 1/8s, 2024	10,000	10,550

Standard Industries, Inc. 144A sr. unsec.
notes 5 3/8s, 2024	25,000	25,438

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse
HSP Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	12,000	11,880

Taylor Morrison Communities, Inc./Monarch
Communities, Inc. 144A company
guaranty sr. unsec. notes 5 1/4s, 2021	7,000	6,983

Taylor Morrison Communities, Inc./Monarch
Communities, Inc. 144A company
guaranty sr. unsec. sub. notes 5 5/8s, 2024	7,000	6,834

TEGNA, Inc. company guaranty sr. unsec.
bonds 5 1/8s, 2019	3,000	3,086

TEGNA, Inc. 144A company guaranty sr. unsec.
unsub. notes 4 7/8s, 2021	15,000	15,375

Tempur Sealy International, Inc. 144A company
guaranty sr. unsec. unsub. bonds 5 1/2s, 2026	10,000	9,825

Tiffany & Co. sr. unsec. unsub. notes 4.9s, 2044	55,000	54,993

Time Warner, Inc. company guaranty sr. unsec.
unsub. bonds 2.95s, 2026	100,000	100,754

Townsquare Media, Inc. 144A company
guaranty sr. unsec. notes 6 1/2s, 2023	5,000	4,944

Tribune Media Co. company guaranty sr. unsec.
notes 5 7/8s, 2022	10,000	9,950

TRW Automotive, Inc. 144A company
guaranty sr. unsec. notes 4 1/2s, 2021	4,000	4,030

Univision Communications, Inc. 144A company
guaranty sr. sub. notes 5 1/8s, 2025	15,000	14,831

Univision Communications, Inc. 144A company
guaranty sr. unsec. notes 8 1/2s, 2021	10,000	10,450

Viacom, Inc. sr. unsec. unsub. notes 4 1/2s, 2021	70,000	75,741

CORPORATE BONDS AND NOTES (18.6%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Vulcan Materials Co. sr. unsec.
unsub. notes 4 1/2s, 2025	$10,000	$10,675

Wal-Mart Stores, Inc. sr. unsec.
unsub. notes 6 1/2s, 2037	67,000	97,102

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 5s, 2040	10,000	12,530

Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021	30,000	31,951

Walt Disney Co. (The) sr. unsec.
unsub. notes 4 3/8s, 2041	10,000	11,634

Wyndham Worldwide Corp. sr. unsec.
unsub. notes 5 5/8s, 2021	35,000	39,076

		3,630,838
Consumer staples (1.5%)
1011778 BC ULC/New Red Finance, Inc. 144A company
guaranty notes 6s, 2022 (Canada)	30,000	31,116

1011778 BC ULC/New Red Finance, Inc. 144A company
guaranty sr. notes 4 5/8s, 2022 (Canada)	5,000	5,075

Altria Group, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2019	2,000	2,466

Altria Group, Inc. company guaranty sr. unsec.
unsub. notes 4s, 2024	24,000	26,849

Altria Group, Inc. company guaranty sr. unsec.
unsub. notes 2.85s, 2022	95,000	99,521

Anheuser-Busch InBev Finance, Inc. company
guaranty sr. unsec. unsub. bonds 4.9s, 2046	122,000	142,965

Anheuser-Busch InBev Finance, Inc. company
guaranty sr. unsec. unsub. bonds 3.65s, 2026	48,000	51,420

Anheuser-Busch InBev Finance, Inc. company
guaranty sr. unsec. unsub. notes 2.65s, 2021	80,000	82,961

Anheuser-Busch InBev Finance, Inc. company
guaranty sr. unsec. unsub. notes 1 1/4s, 2018	47,000	47,046

Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes 8.2s, 2039	80,000	127,500

Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes 2 1/2s, 2022	60,000	61,042

Avis Budget Car Rental, LLC/Avis Budget
Finance, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2023	17,000	16,745

BlueLine Rental Finance Corp. 144A notes 7s, 2019	23,000	19,780

Bunge, Ltd. Finance Corp. company
guaranty sr. unsec. notes 8 1/2s, 2019	4,000	4,677

Cargill, Inc. 144A sr. unsec. notes 4.1s, 2042	65,000	68,237

CEC Entertainment, Inc. company
guaranty sr. unsec. sub. notes 8s, 2022	20,000	19,350

ConAgra Foods, Inc. sr. unsec. notes 7s, 2019	24,000	27,127

Constellation Brands, Inc. company
guaranty sr. unsec. unsub. notes 7 1/4s, 2016	20,000	20,125

Constellation Brands, Inc. company
guaranty sr. unsec. unsub. notes 6s, 2022	10,000	11,175

Corrections Corp. of America company
guaranty sr. unsec. notes 4 5/8s, 2023 R	24,000	24,180

Corrections Corp. of America company
guaranty sr. unsec. sub. notes 4 1/8s, 2020 R	4,000	4,115

CVS Health Corp. sr. unsec. notes 4 3/4s, 2022	40,000	45,689

CVS Health Corp. sr. unsec. unsub. notes 2 1/4s, 2018	130,000	132,981

CVS Pass-Through Trust sr. notes 6.036s, 2028	3,590	4,054

CVS Pass-Through Trust 144A sr. mtge.
notes 4.704s, 2036	46,679	46,904

Dean Foods Co. 144A company guaranty sr. unsec.
notes 6 1/2s, 2023	15,000	15,469

Diageo Capital PLC company guaranty sr. unsec.
unsub. notes 1 1/2s, 2017 (United Kingdom)	29,000	29,122

18 Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (18.6%)* cont.	Principal amount	Value

Consumer staples cont.
Diageo Investment Corp. company
guaranty sr. unsec. notes 8s, 2022	$40,000	$52,906

ERAC USA Finance, LLC 144A company
guaranty sr. unsec. notes 7s, 2037	50,000	68,119

ERAC USA Finance, LLC 144A company
guaranty sr. unsec. notes 5 5/8s, 2042	60,000	72,746

ERAC USA Finance, LLC 144A company
guaranty sr. unsec. notes 3.85s, 2024	23,000	24,724

JBS USA, LLC/JBS USA Finance, Inc. 144A company
guaranty sr. unsec. notes 7 1/4s, 2021 (Brazil)	10,000	10,350

JBS USA, LLC/JBS USA Finance, Inc. 144A company
guaranty sr. unsec. notes 7 1/4s, 2021 (Brazil)	5,000	5,175

JBS USA, LLC/JBS USA Finance, Inc. 144A
sr. unsec. notes 8 1/4s, 2020 (Brazil)	7,000	7,245

Kellogg Co. sr. unsec. unsub. notes 3 1/4s, 2026	70,000	71,955

KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell
of America, LLC 144A company guaranty sr. unsec.
notes 5 1/4s, 2026	15,000	15,375

KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell
of America, LLC 144A company guaranty sr. unsec.
notes 5s, 2024	15,000	15,263

Kraft Foods Group, Inc. company
guaranty sr. unsec. notes Ser. 144A, 6 7/8s, 2039	15,000	20,482

Kraft Foods Group, Inc. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2040	70,000	92,199

Kroger Co. (The) company guaranty sr. unsec.
unsub. notes 6.9s, 2038	85,000	118,357

Landry’s Holdings II, Inc. 144A sr. unsec.
notes 10 1/4s, 2018	5,000	5,050

McDonald’s Corp. sr. unsec. unsub. notes 6.3s, 2037	51,000	67,529

McDonald’s Corp. sr. unsec. unsub. notes 5.7s, 2039	59,000	73,311

Newell Brands, Inc. sr. unsec. unsub. notes 4.2s, 2026	45,000	48,782

PepsiCo, Inc. sr. unsec. unsub. notes 7.9s, 2018	58,000	67,083

Pilgrim’s Pride Corp. 144A company
guaranty sr. unsec. notes 5 3/4s, 2025	10,000	9,975

Prestige Brands, Inc. 144A company
guaranty sr. unsec. notes 5 3/8s, 2021	12,000	12,090

Revlon Consumer Products Corp. company
guaranty sr. unsec. sub. notes 5 3/4s, 2021	23,000	22,195

Rite Aid Corp. 144A company guaranty sr. unsec.
unsub. notes 6 1/8s, 2023	20,000	21,350

Vander Intermediate Holding II Corp. 144A
sr. unsec. notes 9 3/4s, 2019 ‡‡	5,000	2,675

Walgreens Boots Alliance, Inc. sr. unsec.
unsub. notes 3.3s, 2021	60,000	62,901

WhiteWave Foods Co. (The) company
guaranty sr. unsec. notes 5 3/8s, 2022	5,000	5,350

		2,140,878
Energy (1.5%)
Anadarko Petroleum Corp. sr. unsec. notes 6.45s, 2036	10,000	11,521

Anadarko Petroleum Corp. sr. unsec.
unsub. bonds 6.95s, 2019	30,000	33,245

Anadarko Petroleum Corp. sr. unsec.
unsub. notes 5.55s, 2026	15,000	16,596

Antero Resources Corp. company
guaranty sr. unsec. notes 5 5/8s, 2023	5,000	4,850

Antero Resources Corp. company
guaranty sr. unsec. sub. notes 5 1/8s, 2022	8,000	7,680

Antero Resources Finance Corp. company
guaranty sr. unsec. sub. notes 5 3/8s, 2021	13,000	12,708

Apache Corp. sr. unsec. unsub. notes 5.1s, 2040	5,000	5,226

Apache Corp. sr. unsec. unsub. notes 3 1/4s, 2022	44,000	45,074

CORPORATE BONDS AND NOTES (18.6%)* cont.	Principal amount	Value

Energy cont.
Archrock Partners LP/Archrock Partners
Finance Corp. company guaranty sr. unsec.
notes 6s, 2022	$27,000	$23,895

Baytex Energy Corp. 144A company
guaranty sr. unsec. sub. notes 5 5/8s, 2024
(Canada)	10,000	8,050

BP Capital Markets PLC company
guaranty sr. unsec. bonds 3.119s, 2026
(United Kingdom)	70,000	71,231

BP Capital Markets PLC company
guaranty sr. unsec. unsub. notes 1.846s, 2017
(United Kingdom)	130,000	130,735

California Resources Corp. 144A company
guaranty notes 8s, 2022	26,000	18,460

Canadian Natural Resources, Ltd. sr. unsec.
unsub. notes 5.7s, 2017 (Canada)	235,000	241,756

Cenovus Energy, Inc. sr. unsec. bonds 4.45s, 2042
(Canada)	5,000	3,979

Chesapeake Energy Corp. 144A company
guaranty notes 8s, 2022	15,000	12,713

Concho Resources, Inc. company
guaranty sr. unsec. notes 5 1/2s, 2023	17,000	17,043

Concho Resources, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2022	10,000	10,050

ConocoPhillips Co. company guaranty sr. unsec.
unsub. notes 1.05s, 2017	130,000	129,198

Continental Resources, Inc. company
guaranty sr. unsec. notes 3.8s, 2024	5,000	4,363

Continental Resources, Inc. company
guaranty sr. unsec. sub. notes 5s, 2022	10,000	9,775

Continental Resources, Inc. company
guaranty sr. unsec. unsub. notes 4 1/2s, 2023	15,000	13,988

DCP Midstream Operating LP company
guaranty sr. unsec. notes 2.7s, 2019	10,000	9,582

Denbury Resources, Inc. company
guaranty sr. unsec. sub. notes 6 3/8s, 2021	5,000	3,450

Denbury Resources, Inc. 144A company
guaranty notes 9s, 2021	17,000	17,000

Devon Financing Company, LLC company
guaranty sr. unsec. unsub. bonds 7 7/8s, 2031	15,000	17,455

EP Energy, LLC/Everest Acquisition Finance, Inc.
company guaranty sr. unsec. notes 6 3/8s, 2023	5,000	3,000

EP Energy, LLC/Everest Acquisition Finance, Inc.
company guaranty sr. unsec. sub. notes 9 3/8s, 2020	32,000	22,640

EQT Midstream Partners LP company
guaranty sr. unsec. sub. notes 4s, 2024	10,000	9,605

Halcon Resources Corp. company
guaranty sr. unsec. notes 9 3/4s, 2020	4,000	900

Halcon Resources Corp. company
guaranty sr. unsec. unsub. notes 8 7/8s, 2021	38,000	7,600

Halcon Resources Corp. 144A company
guaranty notes 8 5/8s, 2020	10,000	9,450

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	40,000	45,934

Kerr-McGee Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2031	10,000	11,915

Key Energy Services, Inc. company
guaranty sr. unsec. unsub. notes 6 3/4s,
2021 (In default) †	4,000	1,600

Laredo Petroleum, Inc. company
guaranty sr. unsec. notes 7 3/8s, 2022	20,000	20,050

Lightstream Resources, Ltd. 144A sr. unsec.
notes 8 5/8s, 2020 (Canada) (In default) †	18,000	1,260

Putnam VT Global Asset Allocation Fund 19

CORPORATE BONDS AND NOTES (18.6%)* cont.	Principal amount	Value

Energy cont.
Linn Energy, LLC/Linn Energy Finance Corp. 144A
company guaranty notes 12s, 2020 (In default) †	$40,000	$13,700

Lone Pine Resources Canada, Ltd. escrow company
guaranty sr. unsec. notes 10 3/8s, 2017 (Canada) F	20,000	1

Marathon Oil Corp. sr. unsec. unsub. notes 3.85s, 2025	5,000	4,594

Marathon Petroleum Corp. sr. unsec.
unsub. notes 6 1/2s, 2041	25,000	26,549

MEG Energy Corp. 144A company guaranty sr. unsec.
notes 7s, 2024 (Canada)	10,000	7,700

MEG Energy Corp. 144A company guaranty sr. unsec.
notes 6 1/2s, 2021 (Canada)	5,000	3,875

Milagro Oil & Gas, Inc. company
guaranty notes 10 1/2s, 2017 (In default) †	45,000	15,863

Motiva Enterprises, LLC 144A sr. unsec.
notes 5 3/4s, 2020	55,000	60,064

Newfield Exploration Co. sr. unsec.
unsub. notes 5 3/4s, 2022	35,000	35,263

Newfield Exploration Co. sr. unsec.
unsub. notes 5 3/8s, 2026	10,000	9,725

Noble Holding International, Ltd. company
guaranty sr. unsec. unsub. notes 6.05s, 2041	85,000	51,850

Oasis Petroleum, Inc. company guaranty sr. unsec.
sub. notes 6 7/8s, 2023	10,000	9,050

Oasis Petroleum, Inc. company guaranty sr. unsec.
unsub. notes 6 7/8s, 2022	30,000	27,713

Petrobras Global Finance BV company
guaranty sr. unsec. unsub. notes 6 1/4s, 2024
(Brazil)	235,000	208,269

Petroleos de Venezuela SA sr. unsec.
notes 5 1/8s, 2016 (Venezuela)	45,000	40,556

Petroleos de Venezuela SA 144A company
guaranty sr. unsec. notes 8 1/2s, 2017
(Venezuela)	82,000	57,400

Petroleos de Venezuela SA 144A company
guaranty sr. unsec. notes 6s, 2026 (Venezuela)	40,000	13,948

Petroleos Mexicanos company guaranty sr. unsec.
unsub. bonds 5 5/8s, 2046 (Mexico)	25,000	22,788

Petroleos Mexicanos company guaranty sr. unsec.
unsub. notes 6 3/8s, 2045 (Mexico)	80,000	80,400

Petroleos Mexicanos company guaranty sr. unsec.
unsub. notes 4 7/8s, 2024 (Mexico)	80,000	81,104

Petroleos Mexicanos company guaranty sr. unsec.
unsub. notes 4 1/2s, 2026 (Mexico)	23,000	22,135

Range Resources Corp. company guaranty sr. unsec.
sub. notes 5 3/4s, 2021	15,000	14,663

Rose Rock Midstream LP/Rose Rock Finance Corp.
company guaranty sr. unsec. sub. notes 5 5/8s, 2023	10,000	8,700

Rose Rock Midstream LP/Rose Rock Finance Corp.
company guaranty sr. unsec. sub. notes 5 5/8s, 2022	5,000	4,400

Sabine Pass Liquefaction, LLC 144A
sr. notes 5 7/8s, 2026	15,000	15,056

Sabine Pass LNG LP company
guaranty sr. sub. notes 6 1/2s, 2020	7,000	7,284

Samson Investment Co. company guaranty sr. unsec.
notes 9 3/4s, 2020 (In default) †	43,000	860

SandRidge Energy, Inc. 144A company
guaranty notes 8 3/4s, 2020 (In default) †	20,000	8,200

Seven Generations Energy, Ltd. 144A sr. unsec.
bonds 6 3/4s, 2023 (Canada)	10,000	10,100

Seven Generations Energy, Ltd. 144A sr. unsec.
sub. notes 8 1/4s, 2020 (Canada)	19,000	19,689

CORPORATE BONDS AND NOTES (18.6%)* cont.	Principal amount	Value

Energy cont.
Seventy Seven Energy, Inc. sr. unsec.
sub. notes 6 1/2s, 2022 (In default) †	$5,000	$300

Seventy Seven Operating, LLC company
guaranty sr. unsec. unsub. notes 6 5/8s,
2019 (In default) †	20,000	10,000

Shell International Finance BV company
guaranty sr. unsec. unsub. notes 5.2s, 2017
(Netherlands)	105,000	108,278

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	7,000	6,563

SM Energy Co. sr. unsec. sub. notes 5s, 2024	10,000	8,550

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	13,000	12,025

SM Energy Co. sr. unsec. unsub. notes 6 1/8s, 2022	10,000	9,188

Statoil ASA company guaranty sr. unsec.
notes 5.1s, 2040 (Norway)	40,000	47,910

Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018
(Canada) (In default) †	4,000	1,020

Triangle USA Petroleum Corp. 144A company
guaranty sr. unsec. notes 6 3/4s, 2022	5,000	1,150

Unit Corp. company guaranty sr. unsec.
sub. notes 6 5/8s, 2021	4,000	3,090

Western Gas Partners LP sr. unsec.
unsub. notes 4.65s, 2026	5,000	4,990

Whiting Petroleum Corp. company
guaranty sr. unsec. unsub. notes 5 3/4s, 2021	6,000	5,430

Whiting Petroleum Corp. company
guaranty sr. unsec. unsub. notes 5s, 2019	10,000	9,200

Williams Cos., Inc. (The) sr. unsec.
sub. notes 4.55s, 2024	50,000	45,925

Williams Cos., Inc. (The) sr. unsec.
unsub. notes 7 7/8s, 2021	3,000	3,225

Williams Cos., Inc. (The) sr. unsec.
unsub. notes 7 3/4s, 2031	1,000	1,010

Williams Cos., Inc. (The) sr. unsec.
unsub. notes 3.7s, 2023	5,000	4,425

Williams Partners LP sr. unsec. sub. notes 4.3s, 2024	15,000	14,119

Williams Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2022	7,000	7,181

Williams Partners LP/ACMP Finance Corp.
sr. unsec. unsub. notes 4 7/8s, 2023	17,000	16,405

WPX Energy, Inc. sr. unsec. notes 7 1/2s, 2020	5,000	4,991

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	37,000	34,410

		2,254,461
Financials (5.2%)
Aflac, Inc. sr. unsec. unsub. notes 6.9s, 2039	45,000	63,334

Air Lease Corp. sr. unsec. notes 3 3/4s, 2022	10,000	10,243

Air Lease Corp. sr. unsec. unsub. notes 3 3/8s, 2021	30,000	30,749

Alliance Data Systems Corp. 144A company
guaranty sr. unsec. notes 5 3/8s, 2022	15,000	14,363

Ally Financial, Inc. company guaranty sr. unsec.
notes 8s, 2031	24,000	27,780

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8s, 2020	13,000	14,625

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 7 1/2s, 2020	10,000	11,150

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 6 1/4s, 2017	17,000	17,808

Ally Financial, Inc. sub. unsec. notes 5 3/4s, 2025	40,000	40,100

Ally Financial, Inc. unsec. sub. notes 8s, 2018	14,000	15,295

American Express Co. jr. unsec. sub. FRN Ser. C,
4.9s, perpetual maturity	10,000	9,438

American Express Co. sr. unsec. notes 7s, 2018	83,000	90,663

American Express Co. sr. unsec. notes 6.15s, 2017	49,000	51,710

20 Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (18.6%)* cont.	Principal amount	Value

Financials cont.
American International Group, Inc. jr. unsec.
sub. FRB 8.175s, 2058	$56,000	$70,388

AXA SA 144A jr. unsec. sub. FRN 6.463s, perpetual
maturity (France)	85,000	88,311

Bank of America Corp. jr. unsec. sub. FRN
Ser. AA, 6.1s, perpetual maturity	46,000	46,690

Bank of America Corp. jr. unsec. sub. FRN Ser. Z,
6 1/2s, perpetual maturity	5,000	5,325

Bank of America Corp. sr. unsec. unsub. notes 2s, 2018	128,000	128,818

Bank of America Corp. unsec. sub. notes 6.11s, 2037	195,000	231,219

Bank of Montreal sr. unsec.
unsub. notes Ser. MTN, 2 1/2s, 2017 (Canada)	128,000	128,935

Bank of New York Mellon Corp. (The) sr. unsec.
unsub. notes 1.969s, 2017	105,000	105,916

Bank of Nova Scotia (The) sr. unsec.
unsub. notes 1 3/8s, 2017 (Canada)	130,000	130,412

Barclays Bank PLC 144A unsec. sub. notes 10.179s,
2021 (United Kingdom)	95,000	119,750

BBVA International Preferred SAU company
guaranty jr. unsec. sub. FRB 5.919s, perpetual
maturity (Spain)	95,000	94,763

Bear Stearns Cos., LLC (The) sr. unsec.
unsub. notes 7 1/4s, 2018	22,000	23,982

Berkshire Hathaway Finance Corp. company
guaranty sr. unsec. notes 4.3s, 2043	29,000	31,987

BNP Paribas SA company guaranty sr. unsec.
unsub. bonds Ser. MTN, 1 3/8s, 2017 (France)	140,000	140,701

BNP Paribas SA sr. unsec. notes Ser. MTN, 2 3/8s,
2017 (France)	40,000	40,580

Camden Property Trust sr. unsec.
unsub. notes 4 7/8s, 2023 R	65,000	72,947

Cantor Fitzgerald LP 144A unsec. bonds 7 7/8s, 2019	30,000	33,669

Cantor Fitzgerald LP 144A unsec. notes 6 1/2s, 2022	55,000	58,059

CBRE Services, Inc. company guaranty sr. unsec.
notes 5 1/4s, 2025	5,000	5,207

CBRE Services, Inc. company guaranty sr. unsec.
unsub. notes 5s, 2023	13,000	13,459

CIT Group, Inc. sr. unsec. notes 3 7/8s, 2019	7,000	7,035

CIT Group, Inc. sr. unsec. sub. notes 5s, 2023	10,000	10,125

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020	14,000	14,595

CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018	13,000	13,394

CIT Group, Inc. sr. unsec. unsub. notes 5s, 2022	17,000	17,298

CIT Group, Inc. 144A sr. unsec. notes 6 5/8s, 2018	24,000	25,320

CIT Group, Inc. 144A sr. unsec. notes 5 1/2s, 2019	17,000	17,786

Citigroup, Inc. jr. unsec. sub. FRB Ser. P,
5.95s, perpetual maturity	20,000	19,550

Citigroup, Inc. jr. unsec. sub. FRN 5 7/8s,
perpetual maturity	9,000	8,640

CNO Financial Group, Inc. sr. unsec.
unsub. notes 5 1/4s, 2025	30,000	30,900

CNO Financial Group, Inc. sr. unsec.
unsub. notes 4 1/2s, 2020	10,000	10,350

Cooperatieve Centrale Raiffeisen-Boerenleenbank
BA/Netherlands (Rabobank Nederland) company
guaranty sr. unsec. notes 3 3/8s, 2017
(Netherlands)	116,000	117,500

Credit Acceptance Corp. company
guaranty sr. unsec. notes 7 3/8s, 2023	5,000	4,800

Credit Acceptance Corp. company
guaranty sr. unsec. notes 6 1/8s, 2021	13,000	12,383

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	25,000	30,191

CORPORATE BONDS AND NOTES (18.6%)* cont.	Principal amount	Value

Financials cont.
Deutsche Bank AG/London sr. unsec. notes 6s, 2017
(United Kingdom)	$128,000	$133,550

DFC Finance Corp. 144A company
guaranty sr. notes 10 1/2s, 2020	15,000	9,000

Duke Realty LP company guaranty sr. unsec.
unsub. notes 4 3/8s, 2022 R	32,000	34,771

E*Trade Financial Corp. sr. unsec.
unsub. notes 5 3/8s, 2022	10,000	10,550

E*Trade Financial Corp. sr. unsec.
unsub. notes 4 5/8s, 2023	10,000	10,125

EPR Properties company guaranty sr. unsec.
sub. notes 5 1/4s, 2023 R	65,000	68,783

ESH Hospitality, Inc. 144A company
guaranty sr. unsec. notes 5 1/4s, 2025 R	15,000	14,606

Fairfax US, Inc. 144A company guaranty sr. unsec.
notes 4 7/8s, 2024	30,000	30,338

Fifth Third Bancorp jr. unsec. sub. FRB 5.1s,
perpetual maturity	20,000	18,600

Five Corners Funding Trust 144A sr. unsec.
bonds 4.419s, 2023	135,000	146,430

GE Capital International Funding Co.
Unlimited Co. 144A company guaranty sr. unsec.
notes 4.418s, 2035 (Ireland)	202,000	226,560

Genworth Holdings, Inc. company guaranty jr.
unsec. sub. FRN 6.15s, 2066	65,000	21,450

Goldman Sachs Group, Inc. (The) sr. unsec.
notes 7 1/2s, 2019	170,000	194,419

Goldman Sachs Group, Inc. (The) sr. unsec.
unsub. notes Ser. GLOB, 2 3/8s, 2018	130,000	131,747

Goldman Sachs Group, Inc. (The) unsec.
sub. notes 6 3/4s, 2037	24,000	29,592

Hartford Financial Services Group, Inc. (The)
sr. unsec. unsub. notes 5 1/8s, 2022	35,000	39,757

HCP, Inc. sr. unsec. notes 4 1/4s, 2023 R	70,000	72,647

Healthcare Realty Trust, Inc. sr. unsec.
unsub. notes 3 7/8s, 2025 R	30,000	30,184

Hospitality Properties Trust sr. unsec.
unsub. notes 4 1/2s, 2025 R	5,000	5,027

HSBC Finance Corp. unsec. sub. notes 6.676s, 2021	146,000	163,594

Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A
sr. unsec. sub. notes 8 1/8s, 2019 ‡‡	5,000	4,800

HUB International, Ltd. 144A sr. unsec.
notes 7 7/8s, 2021	20,000	19,200

Icahn Enterprises LP/Icahn Enterprises
Finance Corp. company guaranty sr. unsec.
notes 6s, 2020	30,000	29,625

Icahn Enterprises LP/Icahn Enterprises
Finance Corp. company guaranty sr. unsec.
notes 5 7/8s, 2022	17,000	16,025

ING Bank NV 144A unsec. sub. notes 5.8s, 2023
(Netherlands)	200,000	219,714

International Lease Finance Corp. sr. unsec.
unsub. notes 6 1/4s, 2019	4,000	4,285

International Lease Finance Corp. sr. unsec.
unsub. notes 5 7/8s, 2022	14,000	15,085

JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z,
5.3s, perpetual maturity	49,000	48,816

JPMorgan Chase & Co. jr. unsec. sub. FRN 7.9s,
perpetual maturity	90,000	91,800

JPMorgan Chase & Co. sr. unsec. unsub. notes 2s, 2017	130,000	131,211

KKR Group Finance Co. III, LLC 144A company
guaranty sr. unsec. unsub. bonds 5 1/8s, 2044	30,000	30,315

Putnam VT Global Asset Allocation Fund 21

CORPORATE BONDS AND NOTES (18.6%)* cont.	Principal amount	Value

Financials cont.
Liberty Mutual Group, Inc. 144A company
guaranty jr. unsec. sub. bonds 7.8s, 2037	$55,000	$59,950

Lloyds Banking Group PLC 144A jr. unsec. sub. FRN
6.657s, perpetual maturity (United Kingdom)	25,000	26,875

Macquarie Bank, Ltd. 144A sr. unsec. notes 2.85s,
2020 (Australia)	40,000	41,004

Mid-America Apartments LP sr. unsec. notes 4.3s, 2023 R	75,000	80,658

Morgan Stanley sr. unsec. unsub. bonds 4 3/4s, 2017	98,000	100,430

MPT Operating Partnership LP/MPT Finance Corp.
company guaranty sr. unsec. notes 6 3/8s, 2024 R	10,000	10,650

MPT Operating Partnership LP/MPT Finance Corp.
company guaranty sr. unsec. notes 6 3/8s, 2022 R	45,000	46,913

MPT Operating Partnership LP/MPT Finance Corp.
company guaranty sr. unsec. sub. notes 6 7/8s, 2021 R	10,000	10,325

Nationstar Mortgage, LLC/Nationstar Capital Corp.
company guaranty sr. unsec. unsub. notes 7 7/8s, 2020	30,000	28,125

Nationstar Mortgage, LLC/Nationstar Capital Corp.
company guaranty sr. unsec. unsub. notes 6 1/2s, 2021	15,000	12,825

Nationwide Mutual Insurance Co. 144A unsec.
sub. notes 8 1/4s, 2031	45,000	62,877

Neuberger Berman Group, LLC/Neuberger Berman
Finance Corp. 144A sr. unsec. notes 5 7/8s, 2022	30,000	31,313

Neuberger Berman Group, LLC/Neuberger Berman
Finance Corp. 144A sr. unsec. notes 4 7/8s, 2045	30,000	25,350

Ocwen Financial Corp. sr. unsec. notes 6 5/8s, 2019	5,000	3,400

OneAmerica Financial Partners, Inc. 144A
sr. unsec. notes 7s, 2033	90,000	104,349

OneMain Financial Holdings, LLC 144A company
guaranty sr. unsec. sub. notes 6 3/4s, 2019	15,000	14,625

OneMain Financial Holdings, LLC 144A company
guaranty sr. unsec. unsub. notes 7 1/4s, 2021	10,000	9,700

Peachtree Corners Funding Trust 144A company
guaranty sr. unsec. unsub. bonds 3.976s, 2025	105,000	105,272

PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021	4,000	3,555

Primerica, Inc. sr. unsec. notes 4 3/4s, 2022	63,000	69,414

Progressive Corp. (The) jr. unsec. sub. FRN 6.7s, 2037	65,000	59,638

Provident Funding Associates LP/PFG Finance Corp.
144A company guaranty sr. unsec. notes 6 3/4s, 2021	20,000	19,025

Prudential Financial, Inc. jr. unsec. sub. FRN
8 7/8s, 2038	30,000	33,000

Prudential Financial, Inc. jr. unsec. sub. FRN
5 5/8s, 2043	71,000	73,663

Prudential Financial, Inc. jr. unsec. sub. FRN
5.2s, 2044	25,000	24,375

Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	25,000	27,506

Royal Bank of Canada sr. unsec.
unsub. notes Ser. GMTN, 2.2s, 2018 (Canada)	130,000	132,553

Royal Bank of Canada unsec. sub. notes Ser. GMTN,
4.65s, 2026 (Canada)	45,000	48,148

Royal Bank of Scotland Group PLC unsec.
sub. bonds 5 1/8s, 2024 (United Kingdom)	125,000	121,888

Royal Bank of Scotland Group PLC unsec.
sub. notes 4.7s, 2018 (United Kingdom)	115,000	117,657

Santander UK PLC sr. unsec. unsub. bonds 1 3/8s,
2017 (United Kingdom)	140,000	139,658

Select Income REIT sr. unsec. unsub. notes 3.6s, 2020 R	10,000	10,176

Select Income REIT sr. unsec. unsub. notes 2.85s, 2018 R	10,000	10,078

Simon Property Group LP sr. unsec.
unsub. notes 3 3/8s, 2022 R	10,000	10,704

Simon Property Group LP 144A sr. unsec.
unsub. notes 1 1/2s, 2018 R	118,000	118,505

CORPORATE BONDS AND NOTES (18.6%)* cont.	Principal amount	Value

Financials cont.
Springleaf Finance Corp. company
guaranty sr. unsec. unsub. notes 8 1/4s, 2020	$20,000	$20,050

Springleaf Finance Corp. company
guaranty sr. unsec. unsub. notes 7 3/4s, 2021	10,000	9,625

Springleaf Finance Corp. company
guaranty sr. unsec. unsub. notes 6s, 2020	7,000	6,554

Springleaf Finance Corp. sr. unsec.
unsub. notes 5 1/4s, 2019	5,000	4,656

Standard Chartered Bank 144A unsec.
sub. notes 8s, 2031 (United Kingdom)	115,000	139,467

State Street Capital Trust IV company
guaranty jr. unsec. sub. FRB 1.653s, 2037	75,000	61,966

Swiss Re Treasury US Corp. 144A company
guaranty sr. unsec. notes 4 1/4s, 2042	90,000	95,077

TMX Finance, LLC/TitleMax Finance Corp. 144A
company guaranty sr. notes 8 1/2s, 2018	5,000	4,000

Travelers Property Casualty Corp. company
guaranty sr. unsec. unsub. bonds 7 3/4s, 2026	40,000	55,074

TRI Pointe Group, Inc./TRI Pointe Homes, Inc.
company guaranty sr. unsec. unsub. notes 5 7/8s, 2024	10,000	10,163

UBS Group Funding Jersey, Ltd. 144A company
guaranty sr. unsec. notes 3s, 2021 (Jersey)	200,000	203,153

VEREIT Operating Partnership LP company
guaranty sr. unsec. notes 4.6s, 2024 R	50,000	50,375

VEREIT Operating Partnership LP company
guaranty sr. unsec. unsub. bonds 4 7/8s, 2026 R	5,000	5,138

Vnesheconombank Via VEB Finance PLC 144A
sr. unsec. unsub. notes 6.8s, 2025 (Russia)	300,000	328,952

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec.
notes 6 7/8s, 2018 (Russia)	192,000	205,428

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017	20,000	20,860

Walter Investment Management Corp. company
guaranty sr. unsec. notes 7 7/8s, 2021	8,000	3,930

Wayne Merger Sub, LLC 144A sr. unsec.
notes 8 1/4s, 2023	10,000	9,875

Wells Fargo & Co. jr. unsec. sub. FRB Ser. U,
5 7/8s, perpetual maturity	10,000	10,600

Wells Fargo & Co. sr. unsec. notes 2.1s, 2017	128,000	129,100

Westpac Banking Corp. sr. unsec.
unsub. notes 4 7/8s, 2019 (Australia)	80,000	88,549

WP Carey, Inc. sr. unsec. unsub. notes 4.6s, 2024 R	30,000	31,203

ZFS Finance USA Trust V 144A jr. unsec. sub. FRB
6 1/2s, 2037	5,000	4,988

		7,603,816
Health care (1.3%)
AbbVie, Inc. sr. unsec. notes 2.9s, 2022	80,000	81,412

AbbVie, Inc. sr. unsec. notes 1 3/4s, 2017	116,000	116,685

Acadia Healthcare Co., Inc. company
guaranty sr. unsec. sub. notes 6 1/8s, 2021	35,000	35,963

Acadia Healthcare Co., Inc. company
guaranty sr. unsec. sub. notes 5 1/8s, 2022	15,000	14,550

Actavis Funding SCS company guaranty sr. unsec.
notes 4 3/4s, 2045 (Luxembourg)	53,000	55,654

Actavis Funding SCS company guaranty sr. unsec.
notes 3.45s, 2022 (Luxembourg)	26,000	27,003

Aetna, Inc. sr. unsec. notes 6 3/4s, 2037	38,000	51,540

AMAG Pharmaceuticals, Inc. 144A company
guaranty sr. unsec. notes 7 7/8s, 2023	15,000	13,425

Amgen, Inc. sr. unsec. notes 3.45s, 2020	125,000	133,766

Amgen, Inc. sr. unsec. unsub. notes 2 1/8s, 2017	130,000	131,084

AstraZeneca PLC sr. unsec. unsub. notes 6.45s,
2037 (United Kingdom)	36,000	48,970

22 Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (18.6%)* cont.	Principal amount	Value

Health care cont.
AstraZeneca PLC sr. unsec. unsub. notes 5.9s,
2017 (United Kingdom)	$130,000	$137,365

Centene Corp. sr. unsec. unsub. notes 4 3/4s, 2022	20,000	20,400

Centene Escrow Corp. 144A sr. unsec.
notes 6 1/8s, 2024	15,000	15,947

Centene Escrow Corp. 144A sr. unsec.
notes 5 5/8s, 2021	20,000	20,850

CHS/Community Health Systems, Inc. company
guaranty sr. notes 5 1/8s, 2021	3,000	2,978

CHS/Community Health Systems, Inc. company
guaranty sr. unsec. notes 6 7/8s, 2022	18,000	15,750

Cigna Corp. sr. unsec. unsub. notes 4 1/2s, 2021	80,000	87,823

Concordia Healthcare Corp. 144A company
guaranty sr. unsec. notes 7s, 2023 (Canada)	15,000	12,713

Crimson Merger Sub, Inc. 144A sr. unsec.
notes 6 5/8s, 2022	23,000	18,975

DPx Holdings BV 144A sr. unsec.
sub. notes 7 1/2s, 2022 (Netherlands)	33,000	33,908

Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. unsub. notes 5 7/8s, 2023	10,000	8,700

Halyard Health, Inc. company guaranty sr. unsec.
unsub. notes 6 1/4s, 2022	15,000	14,625

HCA, Inc. company guaranty sr. bonds 5 1/4s, 2026	15,000	15,572

HCA, Inc. company guaranty sr. notes 6 1/2s, 2020	52,000	57,720

HCA, Inc. company guaranty sr. sub. notes 5s, 2024	25,000	25,875

HCA, Inc. company guaranty sr. sub. notes 3 3/4s, 2019	10,000	10,325

HCA, Inc. company guaranty sr. unsec.
unsub. notes 7 1/2s, 2022	4,000	4,550

HCA, Inc. company guaranty sr. unsec.
unsub. notes 5 3/8s, 2025	5,000	5,125

Jaguar Holding Co. II/Pharmaceutical Product
Development, LLC 144A company
guaranty sr. unsec. notes 6 3/8s, 2023	15,000	15,338

JLL/Delta Dutch Pledgeco BV 144A sr. unsec.
notes 8 3/4s, 2020 (Netherlands) ‡‡	20,000	20,000

Kinetic Concepts, Inc./KCI USA, Inc. company
guaranty sub. notes 10 1/2s, 2018	25,000	24,938

Kinetic Concepts, Inc./KCI USA, Inc. 144A company
guaranty sr. notes 7 7/8s, 2021	20,000	21,262

Mallinckrodt International Finance
SA/Mallinckrodt CB, LLC 144A company
guaranty sr. unsec. unsub. notes 5 1/2s, 2025
(Luxembourg)	10,000	8,925

MEDNAX, Inc. 144A company guaranty sr. unsec.
unsub. notes 5 1/4s, 2023	5,000	5,063

Molina Healthcare, Inc. 144A company
guaranty sr. unsec. notes 5 3/8s, 2022	10,000	9,975

Omega Healthcare Investors, Inc. company
guaranty sr. unsec. notes 4 1/2s, 2027 R	75,000	74,250

Omega Healthcare Investors, Inc. company
guaranty sr. unsec. unsub. notes 4.95s, 2024 R	45,000	46,816

Service Corp. International/US sr. unsec.
notes 5 3/8s, 2022	14,000	14,420

Service Corp. International/US sr. unsec.
unsub. notes 5 3/8s, 2024	33,000	34,238

Sterigenics-Nordion Holdings, LLC 144A sr. unsec.
notes 6 1/2s, 2023	10,000	10,125

Tenet Healthcare Corp. company
guaranty sr. bonds 4 1/2s, 2021	7,000	7,053

Tenet Healthcare Corp. company
guaranty sr. bonds 4 3/8s, 2021	9,000	8,933

CORPORATE BONDS AND NOTES (18.6%)* cont.	Principal amount	Value

Health care cont.
Tenet Healthcare Corp. company guaranty sr. FRN
4.153s, 2020	$15,000	$14,813

Tenet Healthcare Corp. company
guaranty sr. notes 6 1/4s, 2018	24,000	25,320

Tenet Healthcare Corp. company
guaranty sr. notes 4 3/4s, 2020	3,000	3,073

Tenet Healthcare Corp. company
guaranty sr. sub. notes 6s, 2020	20,000	21,100

UnitedHealth Group, Inc. sr. unsec. notes 6s, 2018	58,000	62,543

UnitedHealth Group, Inc. sr. unsec.
unsub. notes 3.95s, 2042	90,000	94,036

UnitedHealth Group, Inc. sr. unsec.
unsub. notes 2 3/4s, 2023	90,000	92,403

Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsec. notes 7s, 2020	3,000	2,648

Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsec. notes 6 3/8s, 2020	3,000	2,580

Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsec. notes 6 1/8s, 2025	15,000	12,038

Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsec. notes 5 7/8s, 2023	15,000	12,113

Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsec. notes 5 1/2s, 2023	5,000	4,016

Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsec. notes 5 3/8s, 2020	10,000	8,544

		1,875,816
Technology (0.9%)
Apple, Inc. sr. unsec. notes 3.45s, 2024	40,000	43,304

Apple, Inc. sr. unsec. notes 2.1s, 2019	5,000	5,144

Apple, Inc. sr. unsec. unsub. notes 4 3/8s, 2045	80,000	87,159

Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	27,000	27,049

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	10,000	2,200

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	34,000	24,310

Cisco Systems, Inc. sr. unsec.
unsub. notes 3.15s, 2017	135,000	137,121

CommScope Technologies Finance, LLC 144A
sr. unsec. notes 6s, 2025	10,000	10,250

Diamond 1 Finance Corp./Diamond 2 Finance Corp.
144A company guaranty sr. unsec. notes 7 1/8s, 2024	5,000	5,222

Diamond 1 Finance Corp./Diamond 2 Finance Corp.
144A sr. bonds 8.35s, 2046	17,000	18,277

Diamond 1 Finance Corp./Diamond 2 Finance Corp.
144A sr. notes 5.45s, 2023	92,000	95,457

Diamond 1 Finance Corp./Diamond 2 Finance Corp.
144A sr. unsec. notes 5 7/8s, 2021	15,000	15,297

eBay, Inc. sr. unsec. unsub. notes 1.35s, 2017	130,000	130,249

Fidelity National Information Services, Inc.
company guaranty sr. unsec. unsub. notes 5s, 2022	17,000	17,713

Fidelity National Information Services, Inc.
sr. unsec. unsub. notes 5s, 2025	30,000	34,057

First Data Corp. 144A company guaranty sr. unsec.
unsub. notes 7s, 2023	15,000	15,188

First Data Corp. 144A notes 5 3/4s, 2024	15,000	14,888

First Data Corp. 144A sr. notes 5 3/8s, 2023	15,000	15,233

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 6s, 2022	10,000	10,545

IBM Corp. sr. unsec. unsub. notes 1 7/8s, 2022	140,000	140,314

Infor US, Inc. company guaranty sr. unsec.
notes 6 1/2s, 2022	35,000	33,053

Infor US, Inc. 144A company
guaranty sr. notes 5 3/4s, 2020	3,000	3,143

Putnam VT Global Asset Allocation Fund 23

CORPORATE BONDS AND NOTES (18.6%)* cont.	Principal amount	Value

Technology cont.
Intel Corp. sr. unsec. unsub. notes 1.35s, 2017	$130,000	$130,770

Iron Mountain, Inc. company guaranty sr. unsec.
notes 6s, 2023 R	14,000	14,735

Iron Mountain, Inc. 144A company
guaranty sr. unsec. notes 6s, 2020 R	5,000	5,231

Jabil Circuit, Inc. sr. unsec. sub. notes 8 1/4s, 2018	11,000	12,018

Micron Technology, Inc. company
guaranty sr. unsec. unsub. notes 5 7/8s, 2022	25,000	23,500

Micron Technology, Inc. 144A sr. notes 7 1/2s, 2023	5,000	5,313

Microsoft Corp. sr. unsec. unsub. notes 5.3s, 2041	25,000	31,474

Microsoft Corp. sr. unsec. unsub. notes 4.2s, 2019	85,000	92,881

Oracle Corp. sr. unsec. unsub. notes 5 3/8s, 2040	35,000	42,319

Oracle Corp. sr. unsec. unsub. notes 2.65s, 2026	10,000	10,025

Oracle Corp. sr. unsec. unsub. notes 2 1/2s, 2022	80,000	81,796

Plantronics, Inc. 144A company
guaranty sr. unsec. notes 5 1/2s, 2023	20,000	19,750

Syniverse Holdings, Inc. company
guaranty sr. unsec. notes 9 1/8s, 2019	13,000	6,370

Zebra Technologies Corp. sr. unsec.
unsub. bonds 7 1/4s, 2022	15,000	15,900

		1,377,255
Transportation (0.2%)
Air Medical Merger Sub Corp. 144A sr. unsec.
notes 6 3/8s, 2023	40,000	38,100

Burlington Northern Santa Fe, LLC sr. unsec.
notes 5.4s, 2041	35,000	43,175

Burlington Northern Santa Fe, LLC sr. unsec.
unsub. notes 5 3/4s, 2040	35,000	45,229

CSX Corp. sr. unsec. unsub. notes 4.1s, 2044	70,000	74,780

Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019	31,999	36,082

FedEx Corp. company guaranty sr. unsec.
unsub. notes 2 5/8s, 2022	15,000	15,381

United Airlines 2014-2 Class A Pass Through Trust
sr. notes Ser. A, 3 3/4s, 2026	43,691	45,984

United AirLines, Inc. pass-through certificates
Ser. 07-A, 6.636s, 2022	11,848	12,529

Watco Cos., LLC/Watco Finance Corp. 144A company
guaranty sr. unsec. notes 6 3/8s, 2023	39,000	38,610

		349,870
Utilities and power (1.6%)
AES Corp./Virginia (The) sr. unsec. notes 5 1/2s, 2025	35,000	35,088

AES Corp./Virginia (The) sr. unsec. notes 4 7/8s, 2023	7,000	6,860

AES Corp./Virginia (The) sr. unsec.
unsub. notes 7 3/8s, 2021	27,000	30,443

American Transmission Systems, Inc. 144A
sr. unsec. unsub. bonds 5s, 2044	50,000	54,307

Arizona Public Services Co. sr. unsec.
notes 4 1/2s, 2042	15,000	17,330

Berkshire Hathaway Energy Co. sr. unsec.
unsub. bonds 6 1/8s, 2036	39,000	51,715

Boardwalk Pipelines LP company
guaranty sr. unsec. unsub. bonds 5.95s, 2026	5,000	5,251

Calpine Corp. sr. unsec. sub. notes 5 3/4s, 2025	35,000	34,038

Calpine Corp. 144A company guaranty sr. notes 6s, 2022	4,000	4,190

Calpine Corp. 144A company
guaranty sr. sub. notes 5 7/8s, 2024	3,000	3,120

Colorado Interstate Gas Co., LLC company
guaranty sr. unsec. notes 6.85s, 2037	10,000	10,318

Commonwealth Edison Co. 1st mtge. bonds 5.9s, 2036	28,000	37,293

Consolidated Edison Co. of New York, Inc.
sr. unsec. notes 7 1/8s, 2018	83,000	94,703

CORPORATE BONDS AND NOTES (18.6%)* cont.	Principal amount	Value

Utilities and power cont.
Consolidated Edison Co. of New York, Inc.
sr. unsec. unsub. notes 4.2s, 2042	$45,000	$48,538

DPL, Inc. sr. unsec. sub. notes 6 1/2s, 2016	2,000	2,000

Duke Energy Corp. sr. unsec. unsub. notes 2.15s, 2016	95,000	95,372

Dynegy, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2019	35,000	35,044

Electricite de France (EDF) 144A jr. unsec.
sub. FRN 5 5/8s, perpetual maturity (France)	150,000	140,813

Electricite de France (EDF) 144A jr. unsec.
sub. FRN 5 1/4s, perpetual maturity (France)	290,000	276,950

Electricite de France (EDF) 144A sr. unsec.
notes 6.95s, 2039 (France)	20,000	26,690

Electricite de France (EDF) 144A sr. unsec.
notes 6 1/2s, 2019 (France)	60,000	67,431

Emera US Finance LP 144A company
guaranty sr. unsec. notes 3.55s, 2026	20,000	20,465

Energy Future Intermediate Holding Co., LLC/EFIH
Finance, Inc. 144A notes 11 3/4s,
2022 (In default) †	15,869	18,606

Energy Transfer Equity LP company
guaranty sr. notes 7 1/2s, 2020	13,000	13,780

Energy Transfer Equity LP sr. sub. notes 5 7/8s, 2024	10,000	9,725

Energy Transfer Partners LP sr. unsec.
unsub. bonds 6 1/8s, 2045	10,000	10,369

Energy Transfer Partners LP sr. unsec.
unsub. notes 6 1/2s, 2042	30,000	31,295

Energy Transfer Partners LP sr. unsec.
unsub. notes 5.2s, 2022	25,000	26,400

FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	49,000	50,552

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	4,000	3,180

GenOn Energy, Inc. sr. unsec. sub. notes 9 7/8s, 2020	23,000	16,330

Hiland Partners Holdings, LLC/Hiland Partners
Finance Corp. 144A company guaranty sr. unsec.
notes 7 1/4s, 2020	14,000	14,525

Hiland Partners Holdings, LLC/Hiland Partners
Finance Corp. 144A company guaranty sr. unsec.
sub. notes 5 1/2s, 2022	4,000	3,940

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	35,000	37,108

Kinder Morgan Energy Partners LP company
guaranty sr. unsec. notes 5.4s, 2044	12,000	11,841

Kinder Morgan Energy Partners LP company
guaranty sr. unsec. notes 3 1/2s, 2021	80,000	80,285

Kinder Morgan Energy Partners LP company
guaranty sr. unsec. unsub. notes 3.45s, 2023	25,000	24,305

Kinder Morgan, Inc./DE company
guaranty sr. unsec. notes Ser. GMTN, 7 3/4s, 2032	17,000	19,138

MidAmerican Funding, LLC sr. bonds 6.927s, 2029	50,000	70,081

Nevada Power Co. mtge. notes 7 1/8s, 2019	40,000	46,196

NiSource Finance Corp. company
guaranty sr. unsec. notes 6 1/8s, 2022	25,000	29,749

NRG Energy, Inc. company guaranty sr. unsec.
sub. notes 7 7/8s, 2021	60,000	62,100

NRG Energy, Inc. 144A company guaranty sr. unsec.
notes 7 1/4s, 2026	15,000	14,925

NSTAR Electric Co. sr. unsec.
unsub. notes 2 3/8s, 2022 (Canada)	75,000	77,206

Oncor Electric Delivery Co., LLC sr. notes 4.1s, 2022	25,000	27,714

Oncor Electric Delivery Co., LLC
sr. notes 3 3/4s, 2045	75,000	76,890

Pacific Gas & Electric Co. sr. unsec.
bonds 6.05s, 2034	40,000	53,294

24 Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (18.6%)* cont.	Principal amount	Value

Utilities and power cont.
Potomac Edison Co. (The) 144A sr. bonds 5.8s, 2016	$76,000	$76,747

PPL Capital Funding, Inc. company
guaranty sr. unsec. unsub. notes 4.2s, 2022	60,000	65,233

Public Service Electric & Gas Co.
sr. notes Ser. MTN, 5 1/2s, 2040	25,000	32,939

Puget Sound Energy, Inc. jr. unsec. sub. FRN
Ser. A, 6.974s, 2067	103,000	87,421

Regency Energy Partners LP/Regency Energy
Finance Corp. company guaranty sr. unsec.
notes 5s, 2022	10,000	10,261

Regency Energy Partners LP/Regency Energy
Finance Corp. company guaranty sr. unsec.
unsub. notes 5 7/8s, 2022	14,000	14,975

Regency Energy Partners LP/Regency Energy
Finance Corp. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2023	13,000	13,116

Regency Energy Partners LP/Regency Energy
Finance Corp. company guaranty sr. unsec.
unsub. notes 4 1/2s, 2023	9,000	8,786

Southern Star Central Corp. 144A sr. unsec.
notes 5 1/8s, 2022	20,000	19,500

Texas Competitive Electric Holdings Co., LLC/TCEH
Finance, Inc. 144A company
guaranty sr. notes 11 1/2s, 2020 (In default) †	13,000	4,420

TransCanada PipeLines, Ltd. jr. unsec. sub. FRN
6.35s, 2067 (Canada)	30,000	21,225

Union Electric Co. sr. notes 6.4s, 2017	50,000	52,508

		2,334,624

Total corporate bonds and notes (cost $26,438,772)		$27,258,938

MORTGAGE-BACKED SECURITIES (2.2%)*	Principal amount	Value

Agency collateralized mortgage obligations (0.3%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK, 24.014s, 2037	$16,083	$27,355
IFB Ser. 3072, Class SM, 22.176s, 2035	20,817	33,202
IFB Ser. 3249, Class PS, 20.816s, 2036	17,274	27,132
IFB Ser. 3065, Class DC, 18.534s, 2035	41,758	63,313
IFB Ser. 2990, Class LB, 15.816s, 2034	29,735	39,002

Federal National Mortgage Association
IFB Ser. 06-8, Class HP, 22.905s, 2036	29,068	51,341
IFB Ser. 07-53, Class SP, 22.538s, 2037	25,608	41,096
IFB Ser. 05-75, Class GS, 18.89s, 2035	12,171	17,445
Connecticut Avenue Securities FRB Ser. 14-C03,
Class 2M1, 1.653s, 2024	17,496	17,533
Ser. 06-46, Class OC, PO, zero %, 2036	8,419	7,440

Government National Mortgage Association
Ser. 10-9, Class UI, IO, 5s, 2040	113,287	18,876
Ser. 13-14, IO, 3 1/2s, 2042	442,610	47,824
Ser. 12-141, Class WI, IO, 3 1/2s, 2041	506,565	31,544
Ser. 15-H26, Class DI, IO, 1.984s, 2065	324,293	40,115

		463,218
Commercial mortgage-backed securities (1.4%)
Banc of America Commercial Mortgage Trust FRB
Ser. 07-1, Class XW, IO, 0.508s, 2049	783,844	2,568

Banc of America Commercial Mortgage Trust 144A
FRB Ser. 07-5, Class XW, IO, 0.494s, 2051	1,767,182	6,722

Banc of America Merrill Lynch Commercial
Mortgage, Inc. 144A
FRB Ser. 04-5, Class XC, IO, 0.552s, 2041	54,902	759
FRB Ser. 04-4, Class XC, IO, 0.092s, 2042	29,818	18

MORTGAGE-BACKED SECURITIES (2.2%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-PW17, Class AJ, 6.083s, 2050	$51,000	$50,490
Ser. 06-PW13, Class AJ, 5.611s, 2041	30,000	29,895
FRB Ser. 04-PR3I, Class X1, IO, 0.332s, 2041	37,787	204

Bear Stearns Commercial Mortgage Securities Trust
144A FRB Ser. 06-PW14, Class X1, IO, 0.824s, 2038	1,093,307	15,088

Capmark Mortgage Securities, Inc. FRB Ser. 97-C1,
Class X, IO, 1.67s, 2029	19,477	541

CD Commercial Mortgage Trust 144A FRB
Ser. 07-CD4, Class XW, IO, 0.576s, 2049	806,422	2,016

Citigroup Commercial Mortgage Trust 144A FRB
Ser. 06-C5, Class XC, IO, 0.769s, 2049	5,106,103	9,599

COMM Mortgage Trust
Ser. 07-C9, Class AJ, 5.65s, 2049	81,000	81,527
FRB Ser. 05-LP5, Class D, 4.791s, 2043	9,946	9,938
FRB Ser. 14-UBS6, Class C, 4.614s, 2047	61,000	58,502
Ser. 13-CR13, Class AM, 4.449s, 2023	85,000	93,854
FRB Ser. 14-CR18, Class XA, IO, 1.433s, 2047	381,201	24,237
FRB Ser. 14-CR16, Class XA, IO, 1.399s, 2047	386,915	23,110
FRB Ser. 14-CR17, Class XA, IO, 1.338s, 2047	744,019	44,641
FRB Ser. 14-UBS6, Class XA, IO, 1.212s, 2047	1,002,552	60,019
FRB Ser. 14-LC17, Class XA, IO, 1.152s, 2047	1,058,004	51,081
FRB Ser. 13-CR13, Class XA, IO, 1.13s, 2023	356,833	16,200

COMM Mortgage Trust 144A FRB Ser. 06-C8,
Class XS, IO, 0.719s, 2046	4,670,412	5,528

Credit Suisse Commercial Mortgage Trust 144A FRB
Ser. 07-C2, Class AX, IO, 0.214s, 2049	6,034,703	4,828

First Union National Bank-Bank of America, NA
Commercial Mortgage Trust 144A FRB Ser. 01-C1,
Class 3, IO, 2.2s, 2033	17,792	—

GCCFC Commercial Mortgage Trust FRB Ser. 05-GG3,
Class E, 5.087s, 2042	33,364	33,121

GE Capital Commercial Mortgage Corp. 144A FRB
Ser. 05-C3, Class XC, IO, 0.119s, 2045	412,095	—

GE Capital Commercial Mortgage Corp. Trust FRB
Ser. 06-C1, Class AJ, 5.52s, 2044	14,980	14,737

GE Commercial Mortgage Corp. Trust 144A FRB
Ser. 07-C1, Class XC, IO, 0.391s, 2049	6,800,034	14,542

GMAC Commercial Mortgage Securities, Inc. Trust
144A FRB Ser. 05-C1, Class X1, IO, 0.785s, 2043	304,234	724

GS Mortgage Securities Trust FRB Ser. 13-GC12,
Class C, 4.179s, 2046	62,000	60,729

GS Mortgage Securities Trust 144A
FRB Ser. 06-GG8, Class X, IO, 0.745s, 2039	5,341,008	5,341
FRB Ser. 06-GG6, Class XC, IO, zero %, 2038	43,804	—

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 06-LDP7, Class B, 6.184s, 2045	107,000	53,029
FRB Ser. 05-LDP5, Class F, 5.718s, 2044	79,000	78,984
Ser. 06-LDP8, Class B, 5.52s, 2045	32,000	29,622
Ser. 06-LDP8, Class AJ, 5.48s, 2045	141,000	140,774
FRB Ser. 06-LDP8, Class X, IO, 0.583s, 2045	664,182	219
FRB Ser. 07-LDPX, Class X, IO, 0.471s, 2049	3,247,701	13,152

JPMorgan Chase Commercial Mortgage Securities
Trust 144A FRB Ser. 05-CB12, Class X1, IO,
0.496s, 2037	249,943	1,039

LB Commercial Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	10,222	10,440
Ser. 98-C4, Class H, 5.6s, 2035	17,046	17,274

LB-UBS Commercial Mortgage Trust Ser. 06-C1,
Class AJ, 5.276s, 2041	54,323	53,929

Putnam VT Global Asset Allocation Fund 25

MORTGAGE-BACKED SECURITIES (2.2%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 06-C6, Class XCL, IO, 0.859s, 2039	$4,682,720	$8,382
FRB Ser. 05-C5, Class XCL, IO, 0.498s, 2040	524,407	5,095
FRB Ser. 05-C7, Class XCL, IO, 0.461s, 2040	132,088	1,148
FRB Ser. 05-C2, Class XCL, IO, 0.195s, 2040	40,507	9

Merrill Lynch Mortgage Trust FRB Ser. 07-C1,
Class A3, 6.021s, 2050	4,156	4,149

Merrill Lynch Mortgage Trust 144A
FRB Ser. 04-KEY2, Class XC, IO, 0.578s, 2039	70,740	32
FRB Ser. 05-MCP1, Class XC, IO, 0.023s, 2043	112,078	1

Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 05-C3, Class X, IO, 7.156s, 2044	3,926	46
FRB Ser. 06-C4, Class X, IO, 6.024s, 2045	164,329	2,629

ML-CFC Commercial Mortgage Trust FRB Ser. 06-2,
Class AJ, 6.197s, 2046	14,449	14,446

Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C17, Class XA, IO, 1.42s, 2047	296,403	18,614
FRB Ser. 13-C12, Class XA, IO, 1.11s, 2046	771,130	29,359

Morgan Stanley Bank of America Merrill Lynch
Trust 144A FRB Ser. 12-C6, Class XA, IO, 2.193s, 2045	826,464	56,365

Morgan Stanley Capital I Trust
FRB Ser. 07-T27, Class AJ, 5.82s, 2042	25,000	24,213
Ser. 07-IQ14, Class A2, 5.61s, 2049	25,341	25,377
FRB Ser. 06-HQ8, Class AJ, 5.59s, 2044	21,778	21,778
Ser. 07-HQ11, Class AJ, 5.508s, 2044	33,000	32,673
Ser. 06-HQ10, Class AJ, 5.389s, 2041	52,000	51,714

Morgan Stanley Capital I Trust 144A
FRB Ser. 11-C3, Class D, 5.348s, 2049	34,000	35,346
FRB Ser. 11-C3, Class E, 5.348s, 2049	41,000	40,148

Morgan Stanley Re-REMIC Trust 144A FRB
Ser. 10-C30A, Class A3B, 5.246s, 2043	93,803	93,859

UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.123s, 2049	50,000	52,780
FRB Ser. 12-C4, Class XA, IO, 1.93s, 2045	232,427	18,596

Wachovia Bank Commercial Mortgage Trust FRB
Ser. 07-C34, IO, 0.456s, 2046	1,222,318	8,067

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 06-C26, Class XC, IO, 0.148s, 2045	593,548	119
FRB Ser. 05-C18, Class XC, IO, zero %, 2042	35,882	4

Wells Fargo Commercial Mortgage Trust FRB
Ser. 13-LC12, Class AS, 4.433s, 2046	19,000	21,164

WF-RBS Commercial Mortgage Trust
Ser. 14-C19, Class C, 4.646s, 2047	46,000	47,026
Ser. 13-C12, Class AS, 3.56s, 2048	33,000	35,063

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 5.807s, 2044	32,000	32,858
FRB Ser. 13-C17, Class D, 5.295s, 2046	38,000	34,523
Ser. 11-C4, Class E, 5.265s, 2044	50,000	49,400
FRB Ser. 13-C15, Class D, 4.629s, 2046	53,000	46,782
Ser. 14-C19, Class D, 4.234s, 2047	15,000	11,747
FRB Ser. 12-C9, Class XA, IO, 2.295s, 2045	369,306	32,979
FRB Ser. 12-C10, Class XA, IO, 1.873s, 2045	578,813	44,626
FRB Ser. 13-C12, Class XA, IO, 1.537s, 2048	391,592	24,186

		2,044,324
Residential mortgage-backed securities (non-agency) (0.5%)
BCAP, LLC Trust 144A FRB Ser. 15-RR5, Class 2A3,
1.48s, 2046	100,000	62,344

Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, 1.377s, 2046	192,137	146,024
FRB Ser. 05-27, Class 1A1, 1.356s, 2035	60,850	51,114

MORTGAGE-BACKED SECURITIES (2.2%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
Countrywide Alternative Loan Trust
FRB Ser. 06-OC2, Class 2A3, 0.743s, 2036	$28,405	$19,884
FRB Ser. 06-OA10, Class 4A1, 0.643s, 2046	208,566	145,996

Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03,
Class 2M2, 6.353s, 2028	20,000	20,752
Connecticut Avenue Securities FRB Ser. 15-C04,
Class 1M2, 6.153s, 2028	80,000	82,308
Connecticut Avenue Securities FRB Ser. 15-C04,
Class 2M2, 6.003s, 2028	10,000	10,226
Connecticut Avenue Securities FRB Ser. 15-C03,
Class 1M2, 5.453s, 2025	18,500	18,641

Nomura Resecuritization Trust 144A FRB
Ser. 15-1R, Class 6A9, 0.609s, 2047	100,000	57,010

WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR9, Class A1C3, 1.413s, 2045	82,251	74,947
FRB Ser. 05-AR13, Class A1C3, 0.943s, 2045	57,017	47,877

		737,123

Total mortgage-backed securities (cost $3,177,505)		$3,244,665

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.4%)*	Principal amount	Value

Brazil (Federal Republic of) unsec. notes 10s,
2021 (Brazil) (units)	BRL 805	$234,145

Russia (Federation of) 144A sr. unsec.
unsub. bonds 5 5/8s, 2042 (Russia)	$200,000	224,077

South Africa (Republic of) sr. unsec.
unsub. notes 4.665s, 2024 (South Africa)	135,000	139,433

Total foreign government and agency bonds
and notes (cost $758,671)		$597,655

SENIOR LOANS (0.2%)* [c]	Principal amount	Value

Avaya, Inc. bank term loan FRN Ser. B7, 6 1/4s, 2020	$19,704	$13,826

Caesars Entertainment Operating Co., Inc. bank
term loan FRN Ser. B6, 11 1/4s, 2017	143,527	143,168

Caesars Entertainment Operating Co., Inc. bank
term loan FRN Ser. B7, 10 3/4s, 2017	14,925	14,987

Caesars Growth Properties Holdings, LLC bank term
loan FRN 6 1/4s, 2021	49,000	45,815

CPG International, Inc. bank term loan FRN
Ser. B, 4 3/4s, 2020	4,810	4,726

Gates Global, LLC/Gates Global Co. bank term loan
FRN 4 1/4s, 2021	19,439	18,437

MEG Energy Corp. bank term loan FRN Ser. B,
3 3/4s, 2020 (Canada)	9,974	8,702

Neiman Marcus Group, Ltd., Inc. bank term loan
FRN 4 1/4s, 2020	24,290	21,778

Texas Competitive Electric Holdings Co., LLC bank
term loan FRN 4.676s, 2017	101,971	33,842

Texas Competitive Electric Holdings Co., LLC bank
term loan FRN 4.676s, 2017	1,047	347

Total senior loans (cost $379,992)		$305,628

ASSET-BACKED SECURITIES (0.1%)*	Principal amount	Value

Station Place Securitization Trust FRB Ser. 16-1,
Class A, 1.453s, 2017	$159,000	$159,000

Total asset-backed securities (cost $159,000)		$159,000

26 Putnam VT Global Asset Allocation Fund

INVESTMENT COMPANIES (—%)*			Shares	Value

Hercules Capital, Inc.			1,034	$12,842

Medley Capital Corp.			2,243	15,028

Solar Capital, Ltd.			873	16,631

Total investment companies (cost $51,351)				$44,501

CONVERTIBLE BONDS AND NOTES (—%)*		Principal amount		Value

iStar, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R			$10,000	$10,081

Jazz US Holdings, Inc. cv. company
guaranty sr. unsec. notes 8s, 2018			11,000	15,730

Navistar International Corp. cv. sr. unsec.
sub. bonds 4 1/2s, 2018			9,000	5,991

Total convertible bonds and notes (cost $27,011)				$31,802

WARRANTS (—%)* †	Expiration date	Strike price	Warrants	Value

Gree Electric
Appliances, Inc.
of Zhuhai 144A
(China) F	7/24/17	$0.00	2,900	$11,020

Wuliangye Yibin Co.,
Ltd. 144A (China)	4/17/17	0.00	3,500	17,138

Total warrants (cost $23,169)				$28,158

CONVERTIBLE PREFERRED STOCKS (—%)*			Shares	Value

EPR Properties Ser. C, $1.438 cv. pfd. R			575	$17,645

Total convertible preferred stocks (cost $10,501)				$17,645

PREFERRED STOCKS (—%)*			Shares	Value

GMAC Capital Trust I Ser. 2, $2.031 cum. ARP			680	$16,878

Total preferred stocks (cost $17,000)				$16,878

PURCHASED OPTIONS		Expiration	Contract
OUTSTANDING (—%)*	date/strike price		amount	Value

EUR/USD (Put)	Jul-16/$1.10		EUR 1,049,700	$6,104

FTSE 100 Index (Put)	Jul-16/6,058.33		GBP 34	694

USD/CAD (Call)	Jul-16/CAD 1.32		$577,700	1,600

Total purchased options outstanding (cost $15,564)				$8,398

		Principal amount/
SHORT-TERM INVESTMENTS (22.6%)*			shares	Value

Putnam Cash Collateral Pool, LLC 0.64% [d]		Shares	1,434,014	$1,434,014

Putnam Money Market Liquidity Fund 0.39% L		Shares	2,010,043	2,010,043

Putnam Short Term Investment Fund 0.47% L		Shares	28,528,454	28,528,454

U.S. Treasury Bills 0.19%, September 1, 2016 §			$3,000	2,999

U.S. Treasury Bills 0.20%, August 11, 2016 # ∆ §			865,000	864,800

U.S. Treasury Bills 0.22%, August 4, 2016 ∆ §			155,000	154,969

U.S. Treasury Bills 0.23%, July 14, 2016 # ∆ §			137,000	136,993

Total short-term investments (cost $33,132,273)				$33,132,272

Total investments (cost $166,838,270)			$174,053,975

Key to holding’s currency abbreviations

BRL	Brazilian Real
CAD	Canadian Dollar
GBP	British Pound
USD/$	United States Dollar

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period

FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GDR	Global Depository Receipts: represents ownership of foreign
securities on deposit with a custodian bank
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates.
As interest rates rise, inverse floaters produce less current income.
The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2016 through June 30, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $146,579,955.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $12,501, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $41,055,149 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

Putnam VT Global Asset Allocation Fund 27

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 6/30/16 (aggregate face value $31,111,866) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Australian Dollar	Buy	7/21/16	$219,209	$208,259	$10,950

	British Pound	Sell	9/21/16	134,822	138,777	3,955

	Canadian Dollar	Buy	7/21/16	61,771	59,387	2,384

	Euro	Sell	9/21/16	2,360,333	2,376,229	15,896

	Hong Kong Dollar	Sell	8/18/16	146,522	146,507	(15)

	Japanese Yen	Sell	8/18/16	9,901	11,507	1,606

	Malaysian Ringgit	Buy	8/18/16	149,507	148,921	586

	New Zealand Dollar	Buy	7/21/16	159,163	155,876	3,287

	Swedish Krona	Sell	9/21/16	144,116	152,254	8,138

Barclays Bank PLC

	Australian Dollar	Buy	7/21/16	71,703	74,821	(3,118)

	British Pound	Sell	9/21/16	277,105	285,093	7,988

	Canadian Dollar	Sell	7/21/16	110,615	113,077	2,462

	Euro	Buy	9/21/16	1,560,831	1,572,849	(12,018)

	Hong Kong Dollar	Buy	8/18/16	181,421	181,430	(9)

	Japanese Yen	Buy	8/18/16	159,579	146,862	12,717

	New Zealand Dollar	Buy	7/21/16	80,687	77,125	3,562

	Norwegian Krone	Sell	9/21/16	4,026	4,037	11

	Singapore Dollar	Buy	8/18/16	68,416	68,562	(146)

	Swedish Krona	Sell	9/21/16	203,793	203,183	(610)

	Swiss Franc	Sell	9/21/16	64,598	63,841	(757)

Citibank, N.A.

	Australian Dollar	Buy	7/21/16	205,420	203,073	2,347

	British Pound	Buy	9/21/16	2,107,600	2,281,235	(173,635)

	Canadian Dollar	Sell	7/21/16	632,419	625,669	(6,750)

	Danish Krone	Sell	9/21/16	156,075	157,097	1,022

	Euro	Sell	9/21/16	2,125,958	2,143,822	17,864

	Japanese Yen	Buy	8/18/16	78,578	79,638	(1,060)

	New Zealand Dollar	Buy	7/21/16	253,905	245,014	8,891

	South African Rand	Buy	7/21/16	145,435	142,659	2,776

Credit Suisse International

	Australian Dollar	Buy	7/21/16	275,185	285,371	(10,186)

	British Pound	Sell	9/21/16	901,259	966,929	65,670

	Canadian Dollar	Sell	7/21/16	240,195	236,722	(3,473)

	Hong Kong Dollar	Sell	8/18/16	146,058	146,046	(12)

	Japanese Yen	Buy	8/18/16	143,071	138,739	4,332

	Japanese Yen	Sell	8/18/16	155,198	146,027	(9,171)

	New Zealand Dollar	Buy	7/21/16	374,758	364,735	10,023

	Norwegian Krone	Sell	9/21/16	178,267	178,896	629

	Swedish Krona	Sell	9/21/16	343,295	350,507	7,212

	Swiss Franc	Buy	9/21/16	438,096	432,964	5,132

Deutsche Bank AG

	Australian Dollar	Sell	7/21/16	74,312	72,345	(1,967)

	Euro	Sell	9/21/16	2,226	3,019	793

28 Putnam VT Global Asset Allocation Fund

FORWARD CURRENCY CONTRACTS at 6/30/16 (aggregate face value $31,111,866) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Deutsche Bank AG cont.
	Japanese Yen	Buy	8/18/16	$152,117	$150,260	$1,857

	Japanese Yen	Sell	8/18/16	166,977	157,437	(9,540)

	Goldman Sachs International

	Australian Dollar	Buy	7/21/16	223,756	227,783	(4,027)

	British Pound	Sell	9/21/16	284,033	296,437	12,404

	Canadian Dollar	Buy	7/21/16	148,778	140,704	8,074

	Euro	Buy	9/21/16	292,023	294,888	(2,865)

	Indonesian Rupiah	Buy	8/18/16	147,712	145,506	2,206

	Japanese Yen	Sell	8/18/16	292,955	296,180	3,225

	New Zealand Dollar	Buy	7/21/16	297,067	281,403	15,664

	South Korean Won	Buy	8/18/16	153,003	151,164	1,839

	South Korean Won	Sell	8/18/16	153,051	148,838	(4,213)

	Swedish Krona	Sell	9/21/16	432,597	435,701	3,104

	HSBC Bank USA, National Association

	Australian Dollar	Buy	7/21/16	152,276	148,700	3,576

	British Pound	Sell	9/21/16	1,665,963	1,793,765	127,802

	Canadian Dollar	Buy	7/21/16	156,441	154,214	2,227

	Euro	Sell	9/21/16	72,338	73,117	779

	Hong Kong Dollar	Sell	8/18/16	146,342	146,341	(1)

	Polish Zloty	Buy	9/21/16	144,119	141,105	3,014

	Polish Zloty	Sell	9/21/16	147,105	145,270	(1,835)

	JPMorgan Chase Bank N.A.

	Australian Dollar	Buy	7/21/16	129,021	138,236	(9,215)

	British Pound	Sell	9/21/16	427,515	442,125	14,610

	Canadian Dollar	Buy	7/21/16	222,392	222,762	(370)

	Euro	Buy	9/21/16	351,006	355,992	(4,986)

	Hong Kong Dollar	Sell	8/18/16	149,243	149,229	(14)

	Indonesian Rupiah	Buy	11/16/16	142,126	142,907	(781)

	Japanese Yen	Sell	8/18/16	134,228	132,754	(1,474)

	New Zealand Dollar	Buy	7/21/16	157,665	145,135	12,530

	Norwegian Krone	Buy	9/21/16	114,552	118,411	(3,859)

	Russian Ruble	Buy	9/21/16	146,162	142,638	3,524

	Swedish Krona	Sell	9/21/16	734,728	751,036	16,308

	Royal Bank of Scotland PLC (The)

	Australian Dollar	Sell	7/21/16	93,616	80,386	(13,230)

	British Pound	Sell	9/21/16	144,947	145,219	272

	Canadian Dollar	Sell	7/21/16	338,890	338,531	(359)

	Euro	Sell	9/21/16	80,017	84,027	4,010

	Japanese Yen	Sell	8/18/16	144,666	145,619	953

	New Zealand Dollar	Buy	7/21/16	327,458	320,920	6,538

	Norwegian Krone	Sell	9/21/16	362,615	361,011	(1,604)

	State Street Bank and Trust Co.

	Australian Dollar	Buy	7/21/16	135,581	147,583	(12,002)

	British Pound	Sell	9/21/16	133,490	138,952	5,462

	Canadian Dollar	Buy	7/21/16	150,945	156,973	(6,028)

	Singapore Dollar	Sell	8/18/16	151,449	150,363	(1,086)

UBS AG

	Australian Dollar	Buy	7/21/16	373,796	372,245	1,551

	British Pound	Buy	9/21/16	456,425	494,123	(37,698)

	Canadian Dollar	Sell	7/21/16	76,555	77,264	709

	Euro	Buy	9/21/16	4,128,488	4,157,321	(28,833)

	Japanese Yen	Buy	8/18/16	152,117	150,621	1,496

Putnam VT Global Asset Allocation Fund 29

FORWARD CURRENCY CONTRACTS at 6/30/16 (aggregate face value $31,111,866) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG cont.
	Japanese Yen	Sell	8/18/16	$156,251	$150,631	$(5,620)

	New Zealand Dollar	Buy	7/21/16	151,672	145,148	6,524

WestPac Banking Corp.

	Canadian Dollar	Sell	7/21/16	36,304	35,787	(517)

Total						$87,407

FUTURES CONTRACTS
OUTSTANDING				Unrealized
at 6/30/16	Number of		Expiration	appreciation/
(Unaudited)	contracts	Value	date	(depreciation)

MSCI EAFE Index Mini
(Short)	8	$646,080	Sep-16	$1,424

Russell 2000 Index Mini
(Short)	17	1,950,580	Sep-16	45,934

S&P 500 Index E-Mini
(Long)	94	9,823,940	Sep-16	(69,462)

S&P Mid Cap 400 Index
E-Mini (Long)	13	1,940,900	Sep-16	(29,161)

U.S. Treasury Bond 30 yr
(Long)	7	1,206,406	Sep-16	65,611

U.S. Treasury Bond Ultra
30 yr (Long)	13	2,422,875	Sep-16	150,388

U.S. Treasury Note 2 yr
(Long)	36	7,895,813	Sep-16	49,428

U.S. Treasury Note 2 yr
(Short)	26	5,702,531	Sep-16	(39,474)

U.S. Treasury Note 5 yr
(Long)	63	7,696,336	Sep-16	132,414

U.S. Treasury Note 10 yr
(Long)	15	1,994,766	Sep-16	53,876

U.S. Treasury Note 10 yr
(Short)	55	7,314,141	Sep-16	(197,765)

Total				$163,213

WRITTEN SWAP OPTIONS OUTSTANDING at 6/30/16 (premiums $38,821) (Unaudited)
Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

JPMorgan Chase Bank N.A.
(6.00 Floor)/3 month
USD-LIBOR-BBA/Mar-18	Mar-18/6.00	$218,000	$20,362

Total			$20,362

WRITTEN OPTIONS
OUTSTANDING at 6/30/16	Expiration	Contract
(premiums $3,053) (Unaudited)	date/strike price	amount	Value

FTSE 100 Index (Put)	Jul-16/5,933.42	GBP 34	$478

Total			$478

TBA SALE COMMITMENTS OUTSTANDING
at 6/30/16 (proceeds receivable	Principal	Settlement
$8,494,883) (Unaudited)	amount	date	Value

Federal National Mortgage Association, 4s,
July 1, 2046	$4,000,000	7/14/16	$4,288,750

Federal National Mortgage Association, 3s,
July 1, 2046	1,000,000	7/14/16	1,037,578

Government National Mortgage
Association, 3 1/2s, July 1, 2046	3,000,000	7/20/16	3,183,516

Total			$8,509,844

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 6/30/16 (Unaudited)

		Upfront				Unrealized
		premium	Termination	Payments made by	Payments received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$3,025,700 E	$(7,771)	9/21/18	3 month USD-LIBOR-BBA	1.12%	$13,506

	7,915,400 E	17,819	9/21/18	1.12%	3 month	(37,842)
					USD-LIBOR-BBA

	2,593,300 E	(16,227)	9/21/21	3 month USD-LIBOR-BBA	1.40%	31,731

	1,234,200 E	7,912	9/21/21	1.40%	3 month	(14,912)
					USD-LIBOR-BBA

	890,000 E	(9,725)	9/21/26	3 month USD-LIBOR-BBA	1.75%	19,218

	1,962,900 E	21,406	9/21/26	1.75%	3 month	(42,428)
					USD-LIBOR-BBA

	113,100 E	2,665	9/21/46	2.17%	3 month	(5,915)
					USD-LIBOR-BBA

Total		$16,079				$(36,642)

E Extended effective date.

30 Putnam VT Global Asset Allocation Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 6/30/16 (Unaudited)

		Upfront		Payments	Total return	Unrealized
	Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
	Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Barclays Bank PLC
	$12,511	$—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	$(156)
					30 year Fannie Mae pools

	141,940	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(1,725)
					30 year Fannie Mae pools

	56,552	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50%	58
					30 year Fannie Mae pools

	114,978	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(1,397)
					30 year Fannie Mae pools

	47,292	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00%	439
					30 year Fannie Mae pools

	20,114	—	1/12/43	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50%	(250)
					30 year Fannie Mae pools

	47,362	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50%	(169)
					30 year Fannie Mae pools

	86,487	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00%	97
					30 year Fannie Mae pools

	229,786	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00%	869
					30 year Fannie Mae pools

	35,948	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50%	(304)
					30 year Fannie Mae pools

Citibank, N.A.
	8,346	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00%	32
					30 year Fannie Mae pools

baskets	51	—	12/16/16	(3 month USD-LIBOR-BBA	A basket (CGPUTQL2) of	176,982
				plus 0.42%)	common stocks

units	1,138	—	11/23/16	3 month USD-LIBOR-BBA	Russell 1000 Total Return	(183,960)
				plus 0.02%	Index

Credit Suisse International
	$225,131	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50%	792
					30 year Ginnie Mae II pools

	178,510	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(2,169)
					30 year Fannie Mae pools

	56,557	—	1/12/45	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50%	(808)
					30 year Fannie Mae pools

	202,993	—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00%	2,467
					30 year Fannie Mae pools

Goldman Sachs International
	30,887	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(385)
					30 year Fannie Mae pools

	30,887	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(385)
					30 year Fannie Mae pools

	8,058	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(98)
					30 year Fannie Mae pools

	145,172	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(1,650)
					30 year Fannie Mae pools

	286,049	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00%	(3,447)
					30 year Fannie Mae pools

Total		$—				$(15,167)

Putnam VT Global Asset Allocation Fund 31

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/16 (Unaudited)

					Payments	Unrealized
Swap counterparty/		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America N.A.
CMBX NA BBB– Index	BBB–/P	$273	$4,000	5/11/63	300 bp	$(21)

CMBX NA BBB– Index	BBB–/P	482	8,000	5/11/63	300 bp	(106)

CMBX NA BBB– Index	BBB–/P	926	15,000	5/11/63	300 bp	(176)

CMBX NA BBB– Index	BBB–/P	912	16,000	5/11/63	300 bp	(264)

Credit Suisse International
CMBX NA BB Index	—	(1,818)	103,000	5/11/63	(500 bp)	12,238

CMBX NA BBB– Index	BBB–/P	4,215	47,000	5/11/63	300 bp	761

CMBX NA BBB– Index	BBB–/P	1,173	81,000	5/11/63	300 bp	(4,781)

CMBX NA BBB– Index	BBB–/P	1,510	115,000	5/11/63	300 bp	(6,942)

CMBX NA BBB– Index	BBB–/P	301	3,000	1/17/47	300 bp	(2)

CMBX NA BBB– Index	BBB–/P	652	19,000	1/17/47	300 bp	(1,269)

CMBX NA BBB– Index	BBB–/P	2,426	23,000	1/17/47	300 bp	101

CMBX NA BBB– Index	BBB–/P	3,394	32,000	1/17/47	300 bp	159

CMBX NA BBB– Index	BBB–/P	3,154	33,000	1/17/47	300 bp	(183)

CMBX NA BBB– Index	BBB–/P	11,505	154,000	1/17/47	300 bp	(4,065)

Goldman Sachs International
CMBX NA BBB– Index	BBB–/P	(14)	2,000	5/11/63	300 bp	(161)

CMBX NA BB Index	—	(95)	9,000	5/11/63	(500 bp)	1,133

CMBX NA BB Index	—	(58)	6,000	5/11/63	(500 bp)	761

CMBX NA BB Index	—	(43)	5,000	5/11/63	(500 bp)	640

CMBX NA BB Index	—	90	4,000	5/11/63	(500 bp)	636

CMBX NA BB Index	—	50	3,000	5/11/63	(500 bp)	460

CMBX NA BB Index	—	31	3,000	5/11/63	(500 bp)	440

CMBX NA BB Index	—	4	3,000	5/11/63	(500 bp)	413

CMBX NA BB Index	—	(4)	2,000	1/17/47	(500 bp)	385

CMBX NA BBB– Index	BBB–/P	(10)	1,000	5/11/63	300 bp	(84)

CMBX NA BBB– Index	BBB–/P	(3)	1,000	5/11/63	300 bp	(76)

CMBX NA BBB– Index	BBB–/P	(4)	1,000	5/11/63	300 bp	(78)

CMBX NA BBB– Index	BBB–/P	(50)	3,000	5/11/63	300 bp	(270)

CMBX NA BBB– Index	BBB–/P	(55)	5,000	5/11/63	300 bp	(422)

CMBX NA BBB– Index	BBB–/P	(60)	6,000	5/11/63	300 bp	(501)

CMBX NA BBB– Index	BBB–/P	240	8,000	1/17/47	300 bp	(569)

CMBX NA BBB– Index	BBB–/P	374	9,000	1/17/47	300 bp	(536)

CMBX NA BBB– Index	BBB–/P	388	9,000	1/17/47	300 bp	(522)

CMBX NA BBB– Index	BBB–/P	362	9,000	1/17/47	300 bp	(548)

CMBX NA BBB– Index	BBB–/P	362	9,000	1/17/47	300 bp	(548)

CMBX NA BBB– Index	BBB–/P	394	13,000	1/17/47	300 bp	(920)

CMBX NA BBB– Index	BBB–/P	2,497	18,000	1/17/47	300 bp	677

CMBX NA BBB– Index	BBB–/P	2,921	22,000	1/17/47	300 bp	697

CMBX NA BBB– Index	BBB–/P	7,362	37,000	1/17/47	300 bp	3,621

JPMorgan Securities LLC
CMBX NA BBB– Index	BBB–/P	14,093	167,000	5/11/63	300 bp	1,818

CMBX NA BBB– Index	BBB–/P	443	8,000	1/17/47	300 bp	(366)

CMBX NA BBB– Index	BBB–/P	633	12,000	1/17/47	300 bp	(580)

CMBX NA BBB– Index	BBB–/P	2,909	22,000	1/17/47	300 bp	685

CMBX NA BBB– Index	BBB–/P	3,265	27,000	1/17/47	300 bp	535

Total		$65,127				$2,170

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at June 30, 2016. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

32 Putnam VT Global Asset Allocation Fund

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 6/30/16 (Unaudited)

					Payments	Unrealized
		Upfront premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	Date	fund per annum	(depreciation)

NA HY Series 25 Index	B+/P	$(6,227)	$959,310	12/20/20	500 bp	$34,972

NA HY Series 26 Index	—	(4,094)	167,000	6/20/21	(500 bp)	1,524

NA HY Series 26 Index	—	56,000	2,307,000	6/20/21	(500 bp)	(21,609)

NA IG Series 26 Index	BBB+/P	(21,520)	1,850,000	6/20/21	100 bp	(705)

Total		$24,159				$14,182

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at June 30, 2016. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$1,949,234	$989,348	$—

Capital goods	4,778,208	572,320	—

Communication services	2,310,669	841,149	271

Conglomerates	22,195	197,351	—

Consumer cyclicals	11,268,574	1,835,888	—

Consumer staples	5,860,186	1,693,898	12,501

Energy	3,829,681	767,029	50

Financials	11,537,834	2,963,419	—

Health care	9,808,434	1,458,428	—

Technology	13,078,973	656,609	—

Transportation	1,554,321	594,561	—

Utilities and power	2,549,913	639,831	—

Total common stocks	68,548,222	13,209,831	12,822

Asset-backed securities	—	159,000	—

Convertible bonds and notes	—	31,802	—

Convertible preferred stocks	—	17,645	—

Corporate bonds and notes	—	27,258,937	1

Foreign government and agency bonds and notes	—	597,655	—

Investment companies	44,501	—	—

Mortgage-backed securities	—	3,244,665	—

Preferred stocks	16,878	—	—

Purchased options outstanding	—	8,398	—

Senior loans	—	305,628	—

U.S. government and agency mortgage obligations	—	27,294,795	—

U.S. treasury obligations	—	142,765	—

Warrants	—	28,158	—

Short-term investments	30,538,497	2,593,775	—

Totals by level	$99,148,098	$74,893,054	$12,823

Putnam VT Global Asset Allocation Fund 33

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$87,407	$—

Futures contracts	163,213	—	—

Written options outstanding	—	(478)	—

Written swap options outstanding	—	(20,362)	—

TBA sale commitments	—	(8,509,844)	—

Interest rate swap contracts	—	(52,721)	—

Total return swap contracts	—	(15,167)	—

Credit default contracts	—	(72,934)	—

Totals by level	$163,213	$(8,584,099)	$—

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
		Accrued		unrealized
Investments in	Balance as of	discounts/	Realized	appreciation/	Cost of	Proceeds	Total transfers	Total transfers	Balance as of
securities:	12/31/15	premiums	gain/(loss)	(depreciation)#	purchases	from sales	into Level 3†	out of Level 3†	6/30/16

Common stocks*:

Communication services	$—	$—	$—	$(46,647)	$46,918	$—	$—	$—	$271

Consumer staples	13,387	—	—	(886)	—	—	—	—	$12,501

Energy	50	—	—	—	—	—	—	—	$50

Financials	27,569	—	—	(8,454)	—	(19,115)	—	—	$—

Total common stocks	$41,006	$—	$—	$(55,987)	$46,918	$(19,115)	$—	$—	$12,822

Asset-backed securities	$2,958,000	—	—	—	—	(2,958,000)	—	—	$—

Corporate bonds and notes	$1	—	—	—	—	—	—	—	$1

Mortgage-backed securities	$75,116	(2,666)	(835)	2,967	—	(34,263)	—	(40,319)	$—

Totals	$3,074,123	$(2,666)	$(835)	$(53,020)	$46,918	$(3,011,378)	$—	$(40,319)	$12,823

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

# Includes ($47,533) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The accompanying notes are an integral part of these financial statements.

34 Putnam VT Global Asset Allocation Fund

Statement of assets and liabilities
6/30/16 (Unaudited)

Assets

Investment in securities, at value, including $1,424,312 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $134,865,759)	$142,081,464

Affiliated issuers (identified cost $31,972,511) (Notes 1 and 5)	31,972,511

Cash	2,857

Foreign currency (cost $117,639) (Note 1)	117,662

Dividends, interest and other receivables	697,395

Receivable for shares of the fund sold	76,955

Receivable for investments sold	1,094,206

Receivable for sales of delayed delivery securities (Note 1)	4,368,648

Receivable for variation margin (Note 1)	129,485

Unrealized appreciation on forward currency contracts (Note 1)	460,491

Unrealized appreciation on OTC swap contracts (Note 1)	207,896

Premium paid on OTC swap contracts (Note 1)	2,214

Total assets	181,211,784

Liabilities

Payable for investments purchased	906,433

Payable for purchases of delayed delivery securities (Note 1)	22,434,036

Payable for shares of the fund repurchased	146,083

Payable for compensation of Manager (Note 2)	74,006

Payable for custodian fees (Note 2)	33,998

Payable for investor servicing fees (Note 2)	16,298

Payable for Trustee compensation and expenses (Note 2)	127,106

Payable for administrative services (Note 2)	577

Payable for distribution fees (Note 2)	8,532

Payable for variation margin (Note 1)	28,710

Unrealized depreciation on OTC swap contracts (Note 1)	220,893

Premium received on OTC swap contracts (Note 1)	67,341

Unrealized depreciation on forward currency contracts (Note 1)	373,084

Written options outstanding, at value (premiums $41,874) (Notes 1 and 3)	20,840

TBA sale commitments, at value (proceeds receivable $8,494,883) (Note 1)	8,509,844

Collateral on securities loaned, at value (Note 1)	1,434,014

Collateral on certain derivative contracts, at value (Note 1)	142,765

Other accrued expenses	87,269

Total liabilities	34,631,829

Net assets	$146,579,955

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$138,304,315

Undistributed net investment income (Note 1)	1,112,568

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(272,065)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	7,435,137

Total — Representing net assets applicable to capital shares outstanding	$146,579,955

Computation of net asset value Class IA

Net assets	$105,104,190

Number of shares outstanding	6,707,132

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$15.67

Computation of net asset value Class IB

Net assets	$41,475,765

Number of shares outstanding	2,617,282

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$15.85

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Asset Allocation Fund 35

Statement of operations
Six months ended 6/30/16 (Unaudited)

Investment income

Dividends (net of foreign taxes paid and refunded of $24,224)	$1,078,298

Interest (including interest income of $64,218 from investments in affiliated issuers) (Note 5)	944,822

Securities lending (Note 1)	10,587

Total investment income	2,033,707

Expenses

Compensation of Manager (Note 2)	437,081

Investor servicing fees (Note 2)	51,642

Custodian fees (Note 2)	41,094

Trustee compensation and expenses (Note 2)	6,675

Distribution fees (Note 2)	51,940

Administrative services (Note 2)	1,705

Auditing and tax fees	62,083

Other	31,713

Fees waived and reimbursed by Manager (Note 2)	(2,138)

Total expenses	681,795

Expense reduction (Note 2)	(1,147)

Net expenses	680,648

Net investment income	1,353,059

Net realized gain on investments (Notes 1 and 3)	643,241

Net realized loss on swap contracts (Note 1)	(98,359)

Net realized gain on futures contracts (Note 1)	595,356

Net realized loss on foreign currency transactions (Note 1)	(233,756)

Net realized loss on written options (Notes 1 and 3)	(6,046)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	101,496

Net unrealized depreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments during the period	(740,145)

Net gain on investments	261,787

Net increase in net assets resulting from operations	$1,614,846

The accompanying notes are an integral part of these financial statements.

36 Putnam VT Global Asset Allocation Fund

Statement of changes in net assets

	Six months ended	Year ended
	6/30/16*	12/31/15

Decrease in net assets

Operations:

Net investment income	$1,353,059	$2,454,890

Net realized gain on investments and foreign currency transactions	900,436	12,051,991

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(638,649)	(13,400,268)

Net increase in net assets resulting from operations	1,614,846	1,106,613

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(2,372,227)	(3,050,541)

Class IB	(809,323)	(1,070,274)

Net realized short-term gain on investments

Class IA	(1,029,220)	(3,024,960)

Class IB	(403,431)	(1,196,784)

From net realized long-term gain on investments

Class IA	(6,551,867)	(8,646,397)

Class IB	(2,568,185)	(3,420,830)

Increase (decrease) from capital share transactions (Note 4)	2,581,316	(7,472,183)

Total decrease in net assets	(9,538,091)	(26,775,356)

Net assets:

Beginning of period	156,118,046	182,893,402

End of period (including undistributed net investment income of $1,112,568 and $2,941,059, respectively)	$146,579,955	$156,118,046

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Asset Allocation Fund 37

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

6/30/16†	$17.06	.15	.05	.20	(.38)	(1.21)	(1.59)	$15.67	1.29*	$105,104	.43*[e]	.95*[e]	185*[f]

12/31/15	19.21	.27	(.11)	.16	(.48)	(1.83)	(2.31)	17.06	.42	112,027.86		1.51	339[f]

12/31/14	18.77	.32	1.40	1.72	(.51)	(.77)	(1.28)	19.21	9.66	131,554.87		1.73	339[f]

12/31/13	16.01	.31	2.81	3.12	(.36)	—	(.36)	18.77	19.78	139,872.89		1.82	164[g]

12/31/12	14.11	.34	1.71	2.05	(.15)	—	(.15)	16.01	14.58	135,792.89		2.20	200[g]

12/31/11	14.79	.33	(.33)	—[h]	(.68)	—	(.68)	14.11	(.18)	138,271.88		2.27	131[g]

Class IB

6/30/16†	$17.21	.13	.05	.18	(.33)	(1.21)	(1.54)	$15.85	1.16*	$41,476	.55*[e]	.83*[e]	185*[f]

12/31/15	19.35	.23	(.12)	.11	(.42)	(1.83)	(2.25)	17.21	.17	44,091	1.11	1.26	339[f]

12/31/14	18.88	.28	1.41	1.69	(.45)	(.77)	(1.22)	19.35	9.42	51,339	1.12	1.48	339[f]

12/31/13	16.10	.27	2.83	3.10	(.32)	—	(.32)	18.88	19.49	57,856	1.14	1.58	164[g]

12/31/12	14.20	.30	1.71	2.01	(.11)	—	(.11)	16.10	14.20	71,616	1.14	1.96	200[g]

12/31/11	14.88	.29	(.32)	(.03)	(.65)	—	(.65)	14.20	(.42)	70,624	1.13	2.02	131[g]

* Not annualized.

† Unaudited.

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

f Portfolio turnover includes TBA purchase and sale commitments.

g Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

December 31, 2013	376%

December 31, 2012	409

December 31, 2011	372

h Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

38 Putnam VT Global Asset Allocation Fund

Notes to financial statements 6/30/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2016 through June 30, 2016.

Putnam VT Global Asset Allocation Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term return consistent with preservation of capital. The fund invests a majority of its assets in a diversified portfolio of equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests in a diversified portfolio of fixed income investments, including both U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such

Putnam VT Global Asset Allocation Fund 39

securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

40 Putnam VT Global Asset Allocation Fund

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearing-house guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and,

Putnam VT Global Asset Allocation Fund 41

with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $255,141 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $259,951 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $1,434,014 and the value of securities loaned amounted to $1,428,157. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $167,863,393, resulting in gross unrealized appreciation and depreciation of $12,243,315 and $6,052,733, respectively, or net unrealized appreciation of $6,190,582.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 44.6% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.750%	of the first $5 billion,
0.700%	of the next $5 billion,
0.650%	of the next $10 billion,
0.600%	of the next $10 billion,
0.550%	of the next $50 billion,
0.530%	of the next $50 billion,
0.520%	of the next $100 billion and
0.515%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.296% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal

42 Putnam VT Global Asset Allocation Fund

year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $2,138.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$37,027
Class IB	14,615

Total	$51,642

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $27 under the expense offset arrangements and by $1,120 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $109, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$51,940

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including
TBA commitments (Long-term)	$254,127,280	$264,671,687

U.S. government securities (Long-term)	—	—

Total	$254,127,780	$264,671,687

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

	Written swap option	Written swap option	Written option	Written option
	contract amounts	premiums	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$218,000	$38,821	GBP —	$—

Options opened	—	—	GBP 34	3,053

Options exercised	—	—	GBP —	—

Options expired	—	—	GBP —	—

Options closed	—	—	GBP —	—

Written options outstanding at the
end of the reporting period	$218,000	$38,821	GBP 34	$3,053

Putnam VT Global Asset Allocation Fund 43

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Six months ended 6/30/16		Year ended 12/31/15		Six months ended 6/30/16		Year ended 12/31/15

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	50,052	$790,229	93,406	$1,647,993	76,791	$1,241,376	239,542	$4,254,410

Shares issued in connection with
reinvestment of distributions	645,063	9,953,314	835,996	14,721,898	242,058	3,780,939	319,544	5,687,888

	695,115	10,743,543	929,402	16,369,891	318,849	5,022,315	559,086	9,942,298

Shares repurchased	(554,029)	(8,902,526)	(1,209,955)	(22,054,968)	(264,093)	(4,282,016)	(649,732)	(11,729,404)

Net increase (decrease)	141,086	$1,841,017	(280,553)	$(5,685,077)	54,756	$740,299	(90,646)	$(1,787,106)

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Fair value at the beginning of				Fair value at the end of the
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Money Market Liquidity Fund *	$—	$4,631,792	$2,621,749	$673	$2,010,043

Putnam Short Term Investment Fund *	28,136,598	10,526,168	10,134,312	63,545	28,528,454

Totals	$28,136,598	$15,157,960	$12,756,061	$64,218	$30,538,497

* Management fees charged to Putnam Money Market Liquidity Fund and Short Term Investment Fund have been waived by Putnam Management.

Note 6 — Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$20

Purchased currency options (contract amount)	$750,000

Written equity option contracts (contract amount) (Note 3)	$20

Written swap option contracts (contract amount) (Note 3)	$220,000

Futures contracts (number of contracts)	400

Forward currency contracts (contract amount)	$46,000,000

Centrally cleared interest rate swap contracts (notional)	$18,500,000

OTC total return swap contracts (notional)	$16,800,000

OTC credit default contracts (notional)	$970,000

Centrally cleared credit default contracts (notional)	$5,100,000

Warrants (number of warrants)	6,000

44 Putnam VT Global Asset Allocation Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Credit contracts	Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation	$86,581*	Unrealized depreciation	$159,515*

Foreign exchange contracts	Investments, Receivables	468,195	Payables	373,084

Equity contracts	Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation	253,192*	Unrealized depreciation	283,061*

Interest rate contracts	Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation	554,649*	Unrealized depreciation	421,443*

Total		$1,362,617		$1,237,103

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging				Forward currency
instruments under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(122,195)	$(122,195)

Foreign exchange contracts	—	—	—	(238,061)	—	$(238,061)

Equity contracts	(1,039)	—	357,612	—	160,688	$517,261

Interest rate contracts	—	(6,046)	237,744	—	(136,852)	$94,846

Total	$(1,039)	$(6,046)	$595,356	$(238,061)	$(98,359)	$251,851

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging				Forward currency
instruments under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$(3,361)	$—	$—	$22,586	$19,225

Foreign exchange contracts	—	—	—	103,211	—	$103,211

Equity contracts	4,512	(1,230)	(67,180)	—	15,064	$(48,834)

Interest rate contracts	—	3,484	234,123	—	(59,860)	$177,747

Total	$4,512	$(1,107)	$166,943	$103,211	$(22,210)	$251,349

Putnam VT Global Asset Allocation Fund 45

Note 9 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Centrally cleared interest rate
swap contracts§	$—	$—	$10,218	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$10,218

OTC Total return swap contracts*#	—	1,463	—	177,014	3,259	—	—	—	—	—	—	—	—	—	—	181,736

OTC Credit default contracts*#	—	—	—	—	14,056	—	4,893	—	—	—	—	—	—	—	—	18,949

Centrally cleared credit de-
fault contracts§	—	—	7,520	—	—	—	—	—	—	—	—	—	—	—	—	7,520

Futures contracts§	—	—	—	—	—	—	—	—	—	—	111,747	—	—	—	—	111,747

Forward currency contracts#	46,802	26,740	—	32,900	92,998	2,650	46,516	137,398	46,972	—	—	11,773	5,462	10,280	—	460,491

Purchased options** #	—	—	—	8,398	—	—	—	—	—	—	—	—	—	—	—	8,398

Total Assets	$46,802	$28,203	$17,738	$218,312	$110,313	$2,650	$51,409	$137,398	$46,972	$—	$111,747	$11,773	$5,462	$10,280	$—	$799,059

Liabilities:

Centrally cleared interest rate
swap contracts§	—	—	6,967	—	—	—	—	—	—	—	—	—	—	—	—	6,967

OTC Total return swap contracts*#	—	4,001	—	183,960	2,977	—	5,965	—	—	—	—	—	—	—	—	196,903

OTC Credit default contracts*#	3,160	—	—	—	44,551	—	14,944	—	—	19,251	—	—	—	—	—	81,906

Centrally cleared credit de-
fault contracts§	—	—	9,833	—	—	—	—	—	—	—	—	—	—	—	—	9,833

Futures contracts§	—	—	—	—	—	—	—	—	—	—	11,910	—	—	—	—	11,910

Forward currency contracts#	15	16,658	—	181,445	22,842	11,507	11,105	1,836	20,699	—	—	15,193	19,116	72,151	517	373,084

Written swap options #	—	—	—	—	—	—	—	—	20,362	—	—	—	—	—	—	20,362

Written options #	—	—	—	478	—	—	—	—	—	—	—	—	—	—	—	478

Total Liabilities	$3,175	$20,659	$16,800	$365,883	$70,370	$11,507	$32,014	$1,836	$41,061	$19,251	$11,910	$15,193	$19,116	$72,151	$517	$701,443

Total Financial and Derivative
Net Assets	$43,627	$7,544	$938	$(147,571)	$39,943	$(8,857)	$19,395	$135,562	$5,911	$(19,251)	$99,837	$(3,420)	$(13,654)	$(61,871)	$(517)	$97,616

Total collateral received (pledged)† ##	$—	$—	$—	$(147,571)	$—	$—	$—	$135,562	$—	$—	$—	$—	$—	$(61,871)	$—

Net amount	$43,627	$7,544	$938	$—	$39,943	$(8,857)	$19,395	$—	$5,911	$(19,251)	$99,837	$(3,420)	$(13,654)	$—	$(517)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

46 Putnam VT Global Asset Allocation Fund	Putnam VT Global Asset Allocation Fund 47

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2016. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam

48 Putnam VT Global Asset Allocation Fund

Management have implemented a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). This expense limitation attempts to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that this expense limitation was not operative during their fiscal years ending in 2015. Putnam Management has agreed to maintain this expense limitation until at least April 30, 2018. Putnam Management’s support for this expense limitation arrangement was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the third quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Lipper as of December 31, 2015 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class IA share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper VP (Underlying Funds) — Mixed-Asset Target Allocation Moderate Funds) for the

Putnam VT Global Asset Allocation Fund 49

one-year, three-year and five-year periods ended December 31, 2015 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	Three-year period	Five-year period

1st	1st	1st

For each of the three-year and five-year periods ended December 31, 2015, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2015, there were 229, 192 and 156 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

50 Putnam VT Global Asset Allocation Fund

This page intentionally left blank.

Putnam VT Global Asset Allocation Fund 51

This page intentionally left blank.

52 Putnam VT Global Asset Allocation Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s [SEC] website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Advisors	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		Katinka Domotorffy
57–59 St James’s Street	Custodian	John A. Hill
London, England SW1A 1LD	State Street Bank and Trust Company	Paul L. Joskow
Kenneth R. Leibler
The Putnam Advisory Company, LLC	Legal Counsel	Robert E. Patterson
One Post Office Square	Ropes & Gray LLP	George Putnam, III
Boston, MA 02109		Robert L. Reynolds
W. Thomas Stephens
Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Global Asset Allocation Fund 53

This report has been prepared for the shareholders	H505
of Putnam VT Global Asset Allocation Fund.	VTSA062 301624 8/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 26, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: August 26, 2016